                                                                   EXHIBIT 10.17


                                G.I. JOE'S, INC.
                              RESTATED PENSION PLAN





COPYRIGHT (C) 1994
BENNER & ASSOCIATES, P.C.
ALL RIGHTS RESERVED

                                G.I. JOE'S, INC.
                              RESTATED PENSION PLAN

                                USERRA AMENDMENT

          The G.I. Joe's, Inc. Restated Pension Plan is hereby amended pursuant to Rev. Proc. 96-49 to comply with the requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 as follows:

                                       I.

          Page 24-2 of the Plan is deleted in its entirety and a new page 24-2 of the Plan, a copy of which is attached hereto and by this reference incorporated herein, is substituted in lieu thereof.

                                      II.

          This Amendment shall be effective as of October 13, 1996.

          Dated:    12/18   , 1996
                 -----------

EMPLOYER:

G.I. JOE'S, INC.


By: /s/
    -------------------------------
    President

                                G.I. JOE'S, INC.

                              RESTATED PENSION PLAN

                                      INDEX

                                    Section 1

                         ESTABLISHMENT OF PLAN AND TRUST

  1.1   Establishment of Plan
  1.2   Establishment of Trust
  1.3   Named Fiduciaries
  1.4   Allocation of Responsibilities
  1.5   Funding Policy
  1.6   Related Employers


                                    Section 2

                                   DEFINITIONS

  2.1   Act
  2.2   Accrued Benefit
  2.3   Actuarial Assumptions
  2.4   Actuarial Equivalent or Equivalency
  2.5   Actuary
  2.6   Administrator
  2.7   Anniversary Date
  2.8   Annual Compensation
  2.9   Beneficiary
  2.10  Benefit Commencement Date
  2.11  Break in Service
  2.12  Code
  2.13  Disability
  2.14  Early Retirement Age
  2.15  ERISA
  2.16  Employee
  2.17  Employer
  2.18  Forfeitures
  2.19  Hour of Service
  2.20  Normal Retirement Date
  2.21  Participant
  2.22  PBGC
  2.23  PBGC Interest Rates
  2.24  Plan Benefit
  2.25  Plan Year
  2.26  Present Value
  2.27  Related Employer(s)
  2.28  Social Security Retirement Age
  2.29  Taxable Wage Base
  2.30  Year of Participation
  2.31  Year of Service


                                   1 - INDEX

                                    Section 3

                                 ADMINISTRATION

  3.1   Assignment of Administrative Authority
  3.2   Organization and Operation
  3.3   Powers and Duties
  3.4   Records and Reports
  3.5   Payment of Expenses
  3.6   Agent for Service of Process
  3.7   Indemnity
  3.8   Personal Data to Administrator
  3.9   Address for Notification
  3.10  Actuary


                                    Section 4

                                   ELIGIBILITY

  4.1   Eligibility
  4.2   Continued Participation
  4.3   Reemployment
  4.4   Bargaining Unit Employees


                                    Section 5

                                  CONTRIBUTIONS

  5.1   Employer Contributions
  5.2   Employee Contributions
  5.3   Time of Payment
  5.4   Conditional Employer Contributions
  5.5   Non-Vested Accrued Benefit
  5.6   Nonreversion and Residual Assets
  5.7   Funding Standard Account
  5.8   Related Employers
  5.9   Single Plan for Employees of Related Employers


                                    Section 6

                NORMAL RETIREMENT BENEFIT/DEFERRED VESTED BENEFIT

  6.1   General
  6.2   Normal Retirement Benefit
  6.3   Integration Level
  6.4   Minimum Benefit
  6.5   Normal Form of Benefit
  6.6   Formula to Determine Accrued Benefit


                                   2 - INDEX

  6.7   Partial Accrual Rule
  6.8   Accrual of Benefit After Normal Retirement Date
  6.9   Integrated Plans -- Actuarial Equivalent for Early Benefit Payment
  6.10  Payment of Normal, Delayed and Deferred Vested Benefit


                                    Section 7

                            EARLY RETIREMENT BENEFITS

  7.1   Early Retirement Benefit
  7.2   Payment of Early Retirement Benefit


                                    Section 8

                               DISABILITY BENEFITS

  8.1   Eligibility for Disability Benefit
  8.2   Form and Time of Payment
  8.3   Recovery from Disability
  8.4   Continuing Evidence of Disability


                                    Section 9

                                 DEATH BENEFITS

  9.1   Preretirement Death Benefit
  9.2   Payment of Post-Retirement Death Benefit
  9.3   Payment of Pre-Retirement Death Benefit
  9.4   Designation of Beneficiary
  9.5   Failure to Designate a Beneficiary
  9.6   Proof of Death


                                   Section 10

                        VESTING AND TERMINATION BENEFITS


 10.1   Termination Benefit
 10.2   Payment of Termination Benefit
 10.3   Vesting
 10.4   Retirement, Death and Disability
 10.5   Vesting Years of Service
 10.6   Forfeitures
 10.7   Treatment of Forfeitures on Rehire
 10.8   Amendment of Vesting Schedule
 10.9   Transferred or Rollover Accounts
 10.10  Forfeiture due to Inability to Locate


                                   3 - INDEX

                                   Section 11

                   FORM AND TIME OF PAYMENT OF ACCRUED BENEFIT


 11.1   General
 11.2   Benefit Elections
 11.3   Annuity
 11.4   Other Benefit Options
 11.5   Latest Benefit Commencement Date
 11.6   Minimum Distribution Requirement for Death Benefits
 11.7   Delayed Distribution
 11.8   Payment of Normal and Delayed Retirement Benefit
 11.9   Termination Benefit
 11.10  Payment of Early Retirement Benefit
 11.11  Payment of Disability Benefit
 11.12  Payment of Death Benefit
 11.13  No Decrease in Benefits by Change in Social Security
 11.14  Minimum Required Distributions


                                   Section 12

                            INVESTMENT OF TRUST FUND


 12.1   Investment Authority
 12.2   Prohibited Transactions
 12.3   Bonding of Fiduciary
 12.4   Immunity and Indemnity of Trustee
 12.5   Proxy Voting by Investment Managers


                                   Section 13

                                     TRUSTEE


 13.1   Powers of Trustee
 13.2   Payments From the Trust
 13.3   Trustee's Compensation, Expenses and Taxes
 13.4   Certification of Instructions
 13.5   Accounting
 13.6   Settlement of Accountings
 13.7   Determination of Duties
 13.8   Removal, Resignation and Appointment of Successor Trustee
 13.9   Receipt of Contributions


                                   Section 14


                                   4 - INDEX

                                 LIFE INSURANCE


 14.1   Purchase of Life Insurance not Permitted


                                   Section 15

                      HARDSHIP AND IN-SERVICE DISTRIBUTIONS


 15.1   Hardship Withdrawals
 15.2   In-Service Distributions


                                   Section 16

                          ROLLOVERS AND PLAN TRANSFERS


 16.1   Rollovers From Other Plans not Permitted
 16.2   Transfers From Qualified Plans not Permitted
 16.3   Direct Rollovers to Other Plans Permitted
 16.4   Accounting for Transferred Funds
 16.5   Mergers, Consolidations and Transfers of Plan Assets


                                   Section 17

                            AMENDMENT AND TERMINATION

 17.1   Amendment
 17.2   Restrictions on Amendment
 17.3   Effective Date of Amendments
 17.4   Termination
 17.5   Distribution of Trust
 17.6   Liquidation of Trust
 17.7   Dissolution of Employer
 17.8   Allocation of Assets


                                   Section 18

                     SPECIAL LIMITATIONS ON BENEFITS PAYABLE
                            TO HIGHEST-PAID EMPLOYEES


 18.1   General
 18.2   Participants to Whom Limitations Apply
 18.3   Benefit Limitations
 18.4   Amendment
 18.5   Allocation of Excess Benefits
 18.6   Death Benefits


                                   5 - INDEX

 18.7   Full Funding
 18.8   Lump-Sum Distribution Limitations
 18.9   Termination of Effect
 18.10  Substantial Owner
 18.11 Special Limitation on Distribution of Benefits to the 25 Highest-Paid Highly Compensated Employees


                                   Section 19

                       QUALIFIED DOMESTIC RELATIONS ORDER

 19.1   General
 19.2   Distributions Under QDRO
 19.3   Time and Manner of Payment
 19.4   Procedures


                                   Section 20

                                PARTICIPANT LOANS


 20.1   Participant Loans not Permitted


                                   Section 21

                              TOP-HEAVY PROVISIONS

 21.1   General
 21.2   Top-Heavy Year
 21.3   Definitions
 21.4   Top-Heavy Provisions


                                   Section 22

                         OVERALL LIMITATION ON BENEFITS

 22.1   Limitation on Annual Benefit
 22.2   Multiple Defined Benefit Plans
 22.3   Defined Contribution Plan Limitation
 22.4   Reduction of Contributions to Defined Contribution Plan
 22.5   Definitions


                                   Section 23

                            MISCELLANEOUS PROVISIONS


                                   6 - INDEX

 23.1   No Contractual Relationship
 23.2   Liability for Benefits
 23.3   Inability to Perform
 23.4   Participant's Rights
 23.5   Plan and Trust Binding on all Parties
 23.6   Conflict of Law Provisions
 23.7   Spendthrift Clause
 23.8   Waiver of Notice
 23.9   Third Party
 23.10  Use of Terms


                                   Section 24

                                CLAIMS PROCEDURE

 24.1   Filing of Claim
 24.2   Notification of Decision
 24.3   Request for Review
 24.4   Review


                                   7 - INDEX

                                G.I. JOE'S, INC.
                              RESTATED PENSION PLAN


          This Restated Plan is hereby adopted by G.I. Joe's, Inc., an Oregon corporation with its principal place of business at Wilsonville, Oregon.

          The Employer has heretofore adopted the G.I. Joe's Pension Plan and has subsequently amended and restated the Plan.

          Employer has further amended and restated the Plan in order to comply with the Tax Reform Act of 1986 and subsequent legislation.

          The Effective Date of the amendment and restatement of this Plan shall be March 1, 1989, except for the following later Effective Dates applicable to the following provisions:

          1. Actuarial Assumptions. The Actuarial Assumptions specified in
Section 2.3 are effective for Plan Years beginning on and after March 1, 1993.

          2. OBRA '93 Compensation Limit. The OBRA '93 Compensation Limit set forth in Section 2.8 is effective for Plan Years beginning on and after March 1, 1994.

          3. Eligibility Requirements. The Eligibility Requirements specified in
Section 4.1 are effective for Plan Years as specified in Section 4.1.

          4. Normal Retirement Benefit. The Normal Retirement Benefit provisions of Section 6 are effective for Plan Years beginning on and after March 1, 1993.

          For Plan Years beginning before the Effective Dates set forth above, the terms of the Plan prior to its restatement shall control for purposes of the designated provision.

          The amendment of any plan provision which liberalizes a protected benefit under Section 411(d)(6) of the Code shall apply on the later of the adoption date or the Effective Date of this Restated Plan. Any provision which liberalizes the eligibility, vesting or benefit accrual provisions of the Plan shall only apply to Employees who are credited with at least one Hour of Service after the Effective Date or the Effective Date specified for a particular provision.

                                    Section 1

                         ESTABLISHMENT OF PLAN AND TRUST

          1.1 Establishment of Plan. Employer has adopted this Plan for the exclusive benefit of its Employees and their Beneficiaries with the intention that the Plan qualify under Section 401 of the Code and comply with the Act. All of the plan assets are available to pay benefits to all Employees of Employer who are covered by the Plan and their Beneficiaries.

          1.2 Establishment of Trust. Employer adopting this Plan agrees to make the contributions required by the terms of the Plan. All amounts received from an Employer, together with the income therefrom (hereinafter called the "Trust Fund"), shall be held, managed and administered in trust pursuant to the terms of this Plan and any separate Trust Agreement. The assets of the Trust Fund shall be held under one Trust, except as otherwise provided herein. Trustee, by executing the separate Trust Agreement, accepts the Trust created under the separate Trust Agreement and agrees to perform its duties hereunder with respect to the Trust Fund.

          1.3 Named Fiduciaries. Trustee, Employer and Administrator shall be the named fiduciaries under the Plan.

          1.4 Allocation of Responsibilities.

               (a) Administration of Plan. Administrator shall have the authority to manage and control the operation and administration of the Plan pursuant to Section 3.

               (b) Custody of Assets. Trustee shall have the custody of the assets of the Trust Fund pursuant to Section 12.

               (c) Management and Investment of Assets. The authority to manage, control and invest the assets of the Trust Fund shall be vested in the Trustee pursuant to Section 12.

          1.5 Funding Policy. The funding policy of the Plan shall be to make contributions to the Trust and investments thereof to provide for retirement benefits for the Participants and their Beneficiaries.

          1.6 Related Employers. For purposes of determining eligibility, continued participation, Employer Contributions and limitations thereto, accrual of benefits, Forfeitures and vesting, all Employees of all Related Employers shall be treated as employed by a single Employer to the extent and in the manner provided herein.

Page 1-1

                                    Section 2

                                   DEFINITIONS

          When used herein, the following words shall have the following meanings, unless the context clearly indicates otherwise:

          2.1 "Act" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          2.2 "Accrued Benefit" shall mean the Participant's benefits derived from Employer Contributions determined under the accrual formula provided in this Plan, or if greater, the top-heavy minimum benefit described in Section 21. For purposes of determining a Participant's Accrued Benefit, a Participant will receive credit for a full Year of Participation in the manner specified in this section. If this is a restated Plan, a Participant's Accrued Benefit for Plan Years beginning before the effective date of Section 411 of the Code is the greater of the Accrued Benefit provided by the Plan, or the Accrued Benefit the participant would have had if the accrual formula provided under Section 6 had been in effect under this Plan.

          2.3 "Actuarial Assumptions" shall mean the Actuarial Assumptions specified in this section used in determining the present value of a Participant's Accrued Benefit. The following assumptions will be used:

               (a) Post-Retirement.

                    Interest: 8 percent

               (b) Preretirement.

                    Interest: 8 percent

               (c) Mortality.

                    GA83 - Male and Female

               (d) Special Interest Rate Rules. When determining the amount of a Participant's distribution or the Present Value of the Participant's Accrued Benefit, the special interest rates used to make an Actuarial Equivalent determination are either the applicable interest rates specified in (a) and (b) above or the applicable PBGC interest rates described herein, whichever results in a greater benefit. As a general rule, the applicable PBGC interest rates are the immediate and deferred annuity rates the PBGC would use for a trusteed single employer plan to

Page 2-1
     value a benefit upon termination of an insufficient trusteed single employer plan. However, if the Present Value of the Participant's nonforfeitable Accrued Benefit (using the applicable PBGC rates) exceeds $25,000, the applicable PBGC interest rates are 120 percent of these PBGC immediate and deferred annuity rates. The use of 120 percent of the PBGC immediate and deferred annuity rates may not reduce the present value determination below $25,000. The Administrator will apply this paragraph by referring to the PBGC immediate and deferred annuity rates in effect on the date specified in this Section 2. This paragraph does not apply to the determination of the amount of a nondecreasing annuity payable for a period not less than the life of the Participant or, in the case of a qualified joint and survivor annuity, the joint lives of the Participant and the Participant's spouse.

               The special interest rules above apply to distributions in Plan Years beginning after December 31, 1984, except to distributions occurring in Plan Years beginning prior to January 1, 1987, for which the Plan satisfied the interest rate requirement (including the applicable PBGC immediate annuity rate) of Section 1.417(e)-1T(e) of the Treasury Regulations. These special interest rate rules do not apply to the following annuity contracts: (1) an annuity contract distribution to or owned by a Participant prior to September 17, 1985, unless the Employer makes additional contributions under the Plan to that contract; and (2) an annuity contract owned by the Employer or by the Plan, or distributed to or owned by a Participant prior to the first Plan Year beginning after December 31, 1988, if the annuity contract satisfied the requirements of Sections 1.401(a)-11T and 1.417(e)-1T of the Treasury Regulations, unless the Employer makes additional contributions under the Plan with respect to that contract for any Plan Year beginning after December 31, 1988.

          2.4 "Actuarial Equivalent or Equivalency" shall mean a benefit of equal value computed using the Actuarial Assumptions specified in this Section and which may be modified for Accrued Benefits which takes into account permitted disparity.

          In the event this section is amended, the Actuarial Equivalent of a Participant's Accrued Benefit on or after the date of change shall be determined as the greater of (1) the Actuarial Equivalent of the Accrued Benefit as of the date of change computed on the old basis, or (2) the Actuarial Equivalent of the total Accrued Benefit on the new basis.

          Regardless of the above, in the event the Plan is an amendment of an existing Plan, the Actuarial Equivalent of the Accrued Benefit shall not be less than the Actuarial Equivalent

Page 2-2
of the Accrued Benefit as of the date of this amendment, based on the Actuarial Equivalent provisions of the Plan prior to such date. Calculations under this paragraph shall be based on the Actuarial Assumptions specified in this section.

          2.5 "Actuary" shall mean an enrolled Actuary selected by the Administrator to provide actuarial services for the Plan.

          2.6 "Administrator" shall mean a Retirement Plan Committee selected by Employer.

          2.7 "Anniversary Date" shall mean the last day of the Plan Year.

          2.8 "Annual Compensation" shall mean wages as defined in Section 3401(a) for the purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2)).

          The Annual Compensation of each Participant taken into account for purposes of determining all benefits provided under the Plan for any determination period shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code, except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the period for determining compensation used in calculating an Employee's benefit accrual for a determination period is a short Plan Year (i.e., shorter than 12 months), the Annual Compensation limit is an amount equal to the otherwise applicable Annual Compensation limit multiplied by the fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is 12. In determining the compensation of a Participant, who is a five percent owner or one of the ten most highly-paid highly compensated Employees as defined in
Section 414(g) of the Code, for purposes of this limitation, the family aggregation rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

          If, for a Plan Year, the combined Annual Compensation of the Employee and such family members who are Participants entitled to a benefit accrual for that Plan Year exceeds the adjusted $200,000 limitation, "Annual Compensation" for each such Participant for purposes of the benefit accrual means his Adjusted Annual Compensation. Adjusted Annual Compensation is the amount which bears the same ratio to the adjusted $200,000

Page 2-3
limitation as the affected Participant's Annual Compensation (without regard to the $200,000 Annual Compensation limitation) bears to the combined Annual Compensation of all the affected Participants in the family unit. The Administrator must determine the integration level of each affected family member Participant prior to the proration of the $200,000 Annual Compensation limitation, but the combined integration level of the affected Participants may not exceed the adjusted $200,000 limitation. The combined Excess Annual Compensation of the affected Participants in the family unit may not exceed the adjusted $200,000 limitation minus the affected Participants' combined integration level (as determined under the preceding sentence). If the combined Excess Annual Compensation exceeds this limitation, the Administrator will prorate the Excess Annual Compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Annual Compensation minus his integration level.

          In addition to other applicable limitations set forth in the Plan and notwithstanding any other provisions of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the Annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 Annual Compensation limit. The OBRA '93 Annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 Annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 Annual Compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 Annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 Annual Compensation limit is $150,000.

          For purposes of determining Participant's Accrued Benefit, Annual Compensation shall not include payments at or after termination of employment, for unused paid absences such as vacation or sick leave.

Page 2-4

          2.9 "Beneficiary" shall mean any individual, trustee or other entity who, by the terms of any contract, the terms of the Plan or because of the designation by the Participant pursuant to the terms of the Plan, is entitled to receive any amount or benefit in the event of a Participant's death.

          2.10 "Benefit Commencement Date" shall mean the first date of the first period for which Plan Benefits become payable to a Participant, Alternative Payee or Beneficiary. The Benefit Commencement Date shall include the annuity starting date for benefits payable in the form of an annuity and the date benefits first become payable in the case of any other form of benefit. A payment shall not be considered to occur after the Benefit Commencement Date merely because actual payment is reasonably delayed for administrative reasons including delay for calculation of the benefit amount.

          2.11 "Break in Service" means a 12-consecutive month period during which an Employee has not completed more than 500 Hours of Service. The computation period shall be the Plan Year.

               (a) One-Year Break in Service means a computation period during which an Employee has not completed more than 500 Hours of Service.

               (b) Five-year Break in Service means five consecutive one-year Breaks in Service.

          With respect to any short computation period, the required number of hours shall be a prorated number of hours based upon the number of months less than 12 in the period. However, a Participant shall not incur a one-year Break in Service because of any authorized leave of absence granted by the Employer pursuant to a uniform nondiscriminatory policy in which the Participant returns to employment within the prescribed time.

          Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence. In any case in which such hours cannot be determined, eight Hours of Service per day of such absence shall be credited. An absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the Employee, (b) by reason of a birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be

Page 2-5
credited (a) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (b) in all other cases, in the following computation period.

          2.12 The "Code" shall mean the Internal Revenue Code of 1986, as amended, and any succeeding statute of substantially similar effect.

          2.13 "Disability" shall mean the same definition as used to determine eligibility to receive Social Security Disability benefits and such a determination has been made by the Social Security Administration, provided the Participant has completed five Years of vesting Service and is receiving Social Security Disability benefits.

          2.14 "Early Retirement Date" shall mean the date the Participant attains age 55 and has completed at least five Years of Service.

          2.15 "ERISA" means the Employee Retirement Income Security Act of
1974.

          2.16 "Employee" shall mean any individual considered to be a common law employee who is either actually employed or available to accept an assignment under the normal employment practice of Employer or of any Related Employer required to be aggregated with Employer under Sections 414(b), (c), (m) or (o) of the Code.

          The term Employee shall also include any Leased Employee deemed to be an Employee of any Employer described in the previous paragraph as provided in Sections 414(n) or (o) of the Code.

          The term "Leased Employee" means any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one-year, and such services are of a type historically performed by Employees in the business field of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

          A Leased Employee shall not be considered an Employee of the recipient if: (a) such Employee is covered by a money purchase pension plan providing: (i) a nonintegrated Employer Contribution rate of at least 10 percent of compensation, as

Page 2-6
defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(e)(3), Section 402(h) or Section 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than 20 percent of the recipient's non-highly compensated work force.

          2.17 "Employer" shall include:

               (a) G.I. Joe's, Inc.;

               (b) Any "Participating Employer" which is a Related Employer, executes a Participating Employer Agreement and has Employees who are required to be aggregated with Employer under Sections 414(b), (c), (m), or
     (o) of the Code; and

               (c) Any successor business to a Participating Employer which shall adopt and maintain the Plan.

          2.18 "Forfeiture" shall mean the non-vested portion of a Participant's Accrued Benefit, which occurs at the time provided in Section 10.6 herein.

          2.19 "Hour of Service" shall be:

               (a) Each hour for which an Employee is paid or entitled to payment by Employer for the performance of duties during the applicable period; and

               (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence. For purposes of determining Hours of Service, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor

Page 2-7

     Regulations which is incorporated herein by this reference; and

               (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

               The same Hours of Service will not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

               Hours of Service will be credited for employment with other members of an affiliated service group (under Section 414(m) of the Code), a controlled group of corporations (under Section 414(b) of the Code), or a group of trades or businesses under common control (under Section 414(c) of the Code) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder. Such hours will be credited hereunder regardless of whether such other member or entity has adopted this Plan; excluding, however, service during periods when Employer was not a member of the group or required to be aggregated.

               Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Section 414(n) of the Code covering Leased Employees or Section 414(o) of the Code and the regulations thereunder.

               (d) Hours of Service will be determined on the basis of actual hours worked for which an Employee is paid or entitled to payment as provided herein.

          2.20 "Normal Retirement Date" shall mean the date the Participant attains age 65.

          2.21 "Participant" shall mean an Employee who becomes a Participant in the Plan in accordance with the provisions of Section 4.

          2.22 "PBGC" shall mean the Pension Benefit Guaranty Corporation.

          2.23 "PBGC Interest Rates." The Administrator shall apply the "special interest rate rules" of Section 2.3 with reference to the PBGC Interest Rates in effect on the first day

Page 2-8
of the Plan Year which includes the Participant's Benefit Commencement Date.

          2.24 "Plan Benefit" shall mean the Participant's nonforfeitable Accrued Benefit in the Plan.

          2.25 "Plan Year" shall mean the year on which the Plan records are kept, which shall be the 12-month period beginning on the first day of March of each year and ending on the last day of February of the following year.

          2.26 "Present Value" shall mean the single sum Actuarial Equivalent (defined in Section 2.4) of the Participant's Accrued Benefit using the Actuarial Assumptions and the "special interest rate" rules in Section 2.3.

          2.27 "Related Employer(s)" shall include all corporations which are members of a controlled group of corporations (as defined in Section 414(b) of the Code), all trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) of the Code) and all members of an affiliated service group (as defined in Section 414(m) and (o) of the Code) with the Employer.

          2.28 "Social Security Retirement Age" of a Participant shall be determined in accordance with the following table:

         Calendar Year                          Social Security
           of Birth                             Retirement Age
         -------------                          --------------
         Prior to 1938                                65
         1938 through 1954                            66
         After 1954                                   67

          2.29 "Taxable Wage Base" shall mean the contribution and benefit base (as determined under Section 230 of the Social Security Act) in effect for a particular calendar year.

          2.30 "Year of Participation." For purposes of benefit accruals, a Year of Participation shall mean the completion of 1,000 Hours of Service during the relevant computation period. A partial Year of Participation is a fraction, the numerator of which is the number of Hours of Service the Participant has completed during the applicable computation period, and the denominator is the number of Hours of Service required for a full Year of Participation.

          The computation period for purposes of determining a Year of Participation shall be the Plan Year beginning with the Plan Year during which an Employee first performed an Hour of Service for Employer.

Page 2-9

          2.31 "Year of Service" shall mean the computation period during which the Employee has performed at least 1,000 Hours of Service with Employer. The computation period shall be a 12-consecutive month period except less than 12 months may result from a change in computation period.

               (a) For eligibility purposes, the initial eligibility computation period shall be the 12-consecutive-month period beginning with the date on which the Employee first performed an Hour of Service for Employer (the employment commencement date) or the reemployment commencement date, and an eligibility Year of Service shall not be credited to an Employee prior to the first anniversary of the employment (or reemployment) commencement date. If the Employee fails to meet the required Hours of Service requirement in the initial period or periods to satisfy the service requirements for eligibility to participate, the continuing eligibility computation period shall be the Plan Year beginning with the Plan Year that includes the Employee's first anniversary date of employment.

               An Employee who is credited with the required Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two Years of Service for purposes of eligibility to participate.

               (b) For vesting purposes, the computation period shall be the Plan Year.

               (c) If an Employer maintains the plan of a predecessor employer, service with the predecessor employer shall be treated as service with Employer.

Page 2-10

                                    Section 3

                                 ADMINISTRATION


          3.1 Assignment of Administrative Authority. Employer shall appoint a Retirement Plan Committee as the "Administrator" to administer the Plan. The Retirement Plan Committee shall be the "Administrator" of the Plan and shall be responsible for the administration of the Plan. This Retirement Plan Committee shall consist of one or more officers or other Employees of Employer, or any other individuals. Any member may resign by delivering written resignation to Employer and to the Retirement Plan Committee. Vacancies in the Retirement Plan Committee arising by resignation, death, removal, or otherwise, shall be filled by Employer. The Retirement Plan Committee may delegate, from time to time, by written instrument, all or any part of its administrative responsibilities and duties hereunder to a person, persons or organization (including Trustee) approved by the Employer. Any such entity, person or organization shall be a fiduciary and may resign by delivery of a written resignation to the Employer. Vacancies arising by resignation, death, removal or otherwise shall be filled by Employer. The reasonable expenses of such person, persons or organization in carrying out its authority shall be an expense of the administration of the Trust, unless an Employer elects to pay such expenses. Should Employer fail to appoint a Retirement Plan Committee, then Employer shall act as the Retirement Plan Committee and assume all such administrative authority, powers and duties until such time as a Committee is appointed.

          3.2 Organization and Operation. Administrator shall act by a majority of its members at the time in office, and such action may be taken either by a vote at a meeting or by unanimous consent in writing without a meeting.

          Administrator may authorize any one or more of its members to execute any document or documents on behalf of Administrator, in which event Administrator shall notify Trustee in writing of such action and the name or names of its member or members so designated. Trustee shall thereafter accept and rely upon any document executed by such member or members as representing action by Administrator until Administrator shall file with Trustee a written revocation of such designation.

          Administrator may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs, and may appoint such accountants, counsel, specialists and other persons as it deems necessary or desirable in connection with the administration of the Plan. Administrator shall be entitled to rely conclusively upon and shall be fully protected in any action taken by it in good faith in relying upon any opinions or reports

Page 3-1
which shall be furnished to it by such accountant, counsel or other specialist.

          3.3 Powers and Duties. Administrator shall have the primary responsibility for the administration and operation of the Plan and shall have all powers necessary to carry out the provisions of the Plan. The Administrator shall have the discretionary authority to determine all questions arising in the administration, interpretation and application of the Plan and the interpretation of the Administrator shall be final and binding on all parties unless such interpretation is found to be arbitrary and capricious, made in bad faith or erroneous as a matter of law.

          The Administrator under its discretionary authority shall:

               (a) Determine the eligibility of each Employee for participation in the Plan.

               (b) Determine the benefits hereunder to which Participants and their Beneficiaries are entitled.

               (c) Authorize all disbursements by Trustee from the Trust.

               (d) Set down uniform and nondiscriminatory rules of interpretation and administration to the extent necessary or appropriate, which may be modified from time to time in light of Administrator's experience.

               (e) Publish and file or disclose or cause to be published and filed or disclosed all reports and disclosures required by the Act.

               (f) Direct or assist Trustee in notifying Participants and their Beneficiaries of their elections with respect to withholding requirements applicable to benefit payments and to withhold from such payments, unless Administrator has directed Trustee to withhold.

               (g) Obtain from Participants and their Beneficiaries elections with respect to forms of payment of benefits and obtain spousal consent and waivers where required.

               (h) Hear and decide Participant claims pursuant to the Plan's claims procedure.

          3.4 Records and Reports. Administrator shall keep records of its proceedings and acts, and shall keep such books of account, records and other data as may be necessary or

Page 3-2
appropriate for proper administration of the Plan. Administrator shall maintain records with respect to each Participant sufficient to determine the benefits due or which may become due to such Participant. Administrator shall report to each Participant with respect to Plan Benefits if such Participant requests such a report in writing pursuant to the Act. Said report shall be sufficient, based upon the latest information available, to inform the Participant of his Plan Benefit under the Plan and the percentage of such benefits which are nonforfeitable under the Plan. Administrator shall be responsible for reporting and disclosure requirements under the Act relating to the Plan, unless another fiduciary of the Plan has agreed to undertake responsibility for one or more specific requirements.

          3.5 Payment of Expenses. Unless otherwise determined by the Employer, or if Administrator is a full-time Employee of an Employer or an affiliated Employer, Administrator shall serve without compensation for services as such. Employer may elect to pay all expenses of Administrator. Such expenses shall include any expenses incident to the functioning of Administrator, including, but not limited to, fees of accountants, counsel and other specialists, and other costs of administering the Plan. If an Employer does not elect to pay such expenses, they shall be paid from the Trust Fund.

          3.6 Agent for Service of Process. The agent for service of process for the Plan and Trust shall be the Plan Administrator. No Participant or Beneficiary is entitled to any notice of process unless required by the Act.

          3.7 Indemnity. If the Administrator is an officer, director or employee of an Employer, Employer agrees to indemnify Administrator against any and all claims, loss, damage, expense or liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of Administrator or such member.

          3.8 Personal Data to Administrator. Each Participant and each Beneficiary of a deceased Participant must furnish to the Administrator such evidence, data or information as the Administrator considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Administrator, provided the Administrator advises each Participant of the effect of his failure to comply with its request.

          3.9 Address for Notification. Each Participant and each Beneficiary of a deceased Participant must file with the

Page 3-3

Administrator from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Administrator, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

          3.10 Actuary. Administrator may engage the services of an Actuary to assist it in its duties, including the determination of contributions necessary to fund the benefits called for under the Plan, and reasonable fees for such actuarial services shall be considered an expense of administration of the Trust.

Page 3-4

                                    Section 4

                                   ELIGIBILITY


          4.1 Eligibility.

               (a) For Plan Years beginning before January 1, 1991, all Employees shall be eligible to participate upon satisfaction of the following requirements:

                    (i) Completion of one Year of Service. For eligibility purposes, a Year of Service shall be completed on the last day of the eligibility 12-month computational period (irrespective of the date in such period when the Employee completes 1,000 Hours of Service);

                    (ii) Attainment of age 21.

               (b) Effective January 1, 1991, no Employee shall be eligible to become a Participant in the Plan if the Employee is not already eligible to participate in the Plan pursuant to its terms as of December 31, 1990.

               In general, an Employee hired before December 1, 1989 who has completed 1,000 Hours of Service since hire will remain eligible to participate in the Plan. An Employee hired on December 1, 1989 or later will not be eligible to participate in the Plan.

               (c) Effective March 1, 1993, all Employees shall be eligible to participate upon completion of one Year of Service and attainment of age 21.

               (d) An Employee who has satisfied the eligibility requirements shall be come a Participant on the first day of the month following the month in which the eligibility requirements are satisfied.

          4.2 Continued Participation. Temporary layoffs and leaves of absence granted by Employer shall not be deemed to be a termination of employment. Any Participant who fails to return to active employment at or before the expiration of his leave of absence shall be deemed to have terminated his employment as of the date of expiration of his leave of absence, except that should he fail to return because of death or Disability, his service shall be deemed to have continued until the date of his death or the termination of his employment for Disability. Employer, in granting leaves of absence, shall follow uniform rules which shall be consistently applied so that all Participants similarly situated shall be treated alike.

Page 4-1

          4.3 Reemployment. If a Participant is rehired after termination of employment with Employer, his Years of Service prior to termination of employment shall be counted for purposes of eligibility and he shall be eligible to participate in the Plan on his reemployment commencement date.

          If a Participant becomes ineligible to participate because he is no longer a member of an eligible class of Employees, such Employee shall participate immediately upon his return to an eligible class of Employees.

          If an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the eligibility requirements and would have previously become a Participant had he been in the eligible class.

          4.4 Bargaining Unit Employees. If an Employee is or shall become included in a unit of Employees covered by a collective bargaining agreement between Employee representatives and Employer, and if retirement benefits were the subject of good-faith bargaining between such Employee representatives and Employer, and if two percent or less of the Employees who are covered pursuant to the collective bargaining agreement are professionals as defined in Section 1.410(b)-9(g) of the regulations, then any Employee included in such a unit shall not be eligible to participate or to continue to participate in this Plan unless the Employee's coverage under this Plan was provided for in the collective bargaining agreement. The term "employer representatives" does not include any organization of which more than one-half of whose members are Employees who are owners, officers or executives of an Employer.

Page 4-2

                                    Section 5

                                  CONTRIBUTIONS


          5.1 Employer Contributions. The contributions required to fund the cost of pension and other benefits provided by the Plan shall be made solely by Employer. Employer shall contribute to the Trust such sums as are required in accordance with actuarial practices acceptable to the Internal Revenue Service to fund the total cost of benefits provided by the Plan. It is intended that Employer will make such contributions as are necessary to fund the Plan in accordance with the minimum funding standards of the Code.

          5.2 Employee Contributions. Contributions by Participants are neither required nor permitted.

          5.3 Time of Payment. Employer shall pay to Trustee its contribution for each fiscal year within the time prescribed by the Code and Treasury Regulations.

          5.4 Conditional Employer Contributions.

               (a) Conditional Contributions. All contributions made by Employer under this Plan to this Trust are conditioned upon the qualification of the Plan under Section 401 of the Code and conditioned upon such contributions being deductible upon the deductibility of such under Section 404 of the Code.

               (b) Return to Employer. Any Employer contribution that is nondeductible under Section 404 of the Code must be returned to Employer if:

                    (i) The contribution is made by reason of a good-faith mistake of fact;

                    (ii) The contribution is conditioned on its deductibility under the Code and it is disallowed as a deduction.

               The return to Employer of the amount of the contribution involved must be made within one year of the mistaken payment of the contribution or disallowance of the deduction, as the case may be. The return to Employer must occur even if a resulting adjustment is made to the Accrued Benefit of Participants which are partially or entirely nonforfeitable. The amount which must be returned shall be the excess of (1) the amount contributed over (2) the amount that would have been contributed had there not occurred a mistake of fact. Earnings attributable to the contribution

Page 5-1
     to be returned may not be returned to Employer, but losses attributable thereto must reduce the amount to be returned.

          5.5 Non-Vested Accrued Benefit. Trustee will retain in the Trust all amounts representing the non-vested Accrued Benefit of Participants who have terminated employment. The Employer will not use forfeited Plan Benefits to increase the Plan Benefits of other Participants, but instead will use the amounts to reduce its contribution for future Plan Years.

          5.6 Nonreversion and Residual Assets. Prior to the satisfaction of all Accrued Benefits to the extent funded with respect to the Participants and their Beneficiaries under this Plan and Trust, no part of the corpus or the income of the Trust may be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Any residual assets of the Plan may be distributed to the respective Participating Employers after all Accrued Benefits of Participants and their Beneficiaries to the extent funded have been satisfied. If this is an amended and restated Plan, an amendment which provides for a reversion of residual plan assets to Employer which was not provided in the Plan prior to the amendment will not be effective until a period of five years from the date of the amendment.

          5.7 Funding Standard Account. Administrator shall establish a funding standard account for the Plan which will be charged annually with the amount required to be contributed by each Employer and shall be credited annually with Employer's actual contributions made to the Trust under the Plan.

          5.8 Related Employers. If one or more Related Employers adopt the Plan by executing a Participating Employer Agreement, then the Primary Employer and each Participating Employer shall satisfy the annual contribution in a manner agreed upon by those Employers. The contribution requirement of a Participating Employer may be waived by the Primary Employer.

          5.9 Single Plan for Employees of Related Employers. Contributions made by each Participating Employer and the Primary Employer shall be made to and considered to be a contribution to a single plan and used to pay benefits for all Participants under the Plan except as otherwise provided in Employer's Plan.

Page 5-2

                                    Section 6

                NORMAL RETIREMENT BENEFIT/DEFERRED VESTED BENEFIT

          6.1 General. When a Participant attains the applicable retirement date and terminates employment with Employer, Administrator shall direct Trustee to distribute the Plan Benefit to the Participant pursuant to the provisions of this Plan.

               (a) Normal retirement shall occur when a Participant reaches the Normal Retirement Date and terminates employment with Employer.

               (b) Early retirement shall occur when a Participant terminates employment with Employer after reaching the Early Retirement Date. If a Participant separates from service before satisfying the age requirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

               (c) Deferred retirement may occur if a Participant continues employment with Employer beyond the Normal Retirement Date. During any period of continued employment, the Participant shall continue to participate in the Plan until actual retirement, when participation shall cease.

          6.2 Normal Retirement Benefit. A Participant who retires on his Normal Retirement Date shall be entitled to receive an annual normal retirement benefit (payable monthly) which shall be equal to the following:

               (a) The Participant's Accrued Benefit determined as of February 28, 1993 listed on Exhibit A attached hereto, which by this reference is incorporated herein; plus

               (b) The sum of the nonintegrated component, 1.1 percent of the Participant's Annual Compensation for each Year of Participation (as defined in Section 2.30), plus for the integrated component, .364 percent of the Participant's Excess Compensation for each Year of Participation taken into account. Excess Compensation for a Year of Participation is Compensation in excess of the Integration Level in effect for that Year of Participation. The nonintegrated component percentage shall not be less than the integrated component percentage and the integrated component shall not exceed the applicable maximum unit benefit disparity percentage set forth in the attached Addendum.

Page 6-1

               Employer may not maintain any plan during the Plan Year which relies on the permitted disparity rules of Section 401(c) of the Code which covers any Participant under this Plan.

               (c) Overall Permitted Disparity Limits. For any Plan Year this Plan benefits any Employee who benefits under another qualified plan or simplified employee pension maintained by Employer that provides for permitted disparity (or imputes disparity), the benefit for each Participant under this Plan will be equal to the nonintegrated component percentage of the Participant's Average Annual Compensation. If this paragraph is applicable, this Plan will have a fresh start date on the last day of the Plan Year preceding the Plan Year in which this paragraph is first applicable. In addition, if in any subsequent Plan Year this Plan no longer benefits any Employee who also benefits under another qualified plan or simplified employee pension maintained by Employer that provides for permitted disparity (or imputes disparity), this Plan will have a fresh start date on the last day of the Plan Year preceding the Plan Year in which this paragraph is no longer applicable.

               (d) Cumulative Disparity Adjustments. If the Participant has earned a Year of Credited Service in one or more other qualified plans or simplified employee pensions maintained by Employer, and the number of the Participant's cumulative disparity years exceed 35, the Participant's benefit will be further adjusted as provided below. A Participant's cumulative disparity years consist of the sum of: (1) the total Years of Credited Service a Participant is projected to have earned under this Plan by the end of the Plan Year containing the Participant's Normal Retirement Age and subsequent Years of Credited Service, if any (the total not to exceed 35), and (2) the number of years during which the Participant earned a Year of Credited Service under one or more other qualified plans or simplified employee pensions maintained by Employer (other than years counted in (1), and not including any Years of Credited Service earned by the Participant under such other qualified plans or simplified employee pensions after the Participant has earned 35 Years of Credited Service under this Plan).

               If this cumulative disparity adjustment is applicable, the Participant's benefit will be increased as follows:

                    (i) Subtract the Participant's nonintegrated component percentage from the Participant's integrated component percentage (after modification in accordance with the paragraphs preceding this cumulative disparity adjustment).

Page 6-2

                    (ii) Divide the result in (i) by the Participant's Years of Credited Service under this Plan projected to the later of Normal Retirement Age or current age, not to exceed 35 Years of Credited Service.

                    (iii) Multiply the result in (ii) by the number of years by which the Participant's cumulative disparity years exceed 35.

                    (iv) Add the result in (iii) to the Participant's nonintegrated component percentage determined prior to this cumulative disparity adjustment.

          6.3 "Integration Level" shall mean the Taxable Wage Base as defined in
Section 2.29.

          6.4 Minimum Benefit. In no event shall the normal retirement benefit be less than the Participant's Accrued Benefit determined as of February 28, 1993.

          6.5 Normal Form of Benefit. To compute a Participant's normal retirement benefit, the normal form of benefit is a life annuity with 10 year term certain.

          6.6 Formula to Determine Accrued Benefit. A Participant's Accrued Benefit shall be determined under the unit accrual rule. Each Participant will accrue a benefit of 1.1 percent of Total Annual Compensation plus .364 percent of Excess Compensation per Year of Participation. The normal retirement benefit is the total benefit accrued at Normal Retirement Date.

          6.7 Partial Accrual Rule. A Participant is eligible to receive credit for a partial Year of Participation for any Plan Year beginning after December 31, 1993 or such later date prescribed by applicable Treasury Regulations in which the Plan fails to satisfy either the participation test or the coverage test of Sections 401(a)(26) and 410(b) of the Code respectively. A Participant shall receive a partial Year of Participation if he does not complete the required number of Hours of Service necessary to receive credit for a full Year of Participation. If the participant incurs a separation from service during the Plan Year he must complete a least 501 Hours of Service during the Plan Year to be eligible for a partial Year of Participation. A partial Year of Participation is a fraction, the numerator of which is the number of Hours of Service the Participant has completed during the relevant computation period and the denominator of which is the number of Hours of Service specified herein necessary for a full Year of Participation. If a Participant receives credit for a partial Year of Participation

Page 6-3
under a plan using the fractional rule accrual method, the Administrator, in the Plan Year following the partial accrual year, will adjust the denominator of the Participant's accrual fraction to reflect the partial Year of Participation credited in the prior year.

          6.8 Accrual of Benefit After Normal Retirement Date. A Participant shall accrue benefits after attainment of his Normal Retirement Date if the Participant's normal retirement benefit under this section would increase because of additional Years of Participation, Years of Service or increases in Average Annual Compensation. If a Participant has postponed commencement of his benefit, the Administrator will reduce the additional accrual for any Plan Year by the Actuarial Equivalent adjustment for late retirement. If a Participant commences distribution of his normal retirement benefit, the Participant's additional accrual for any Plan Year shall be reduced as required under this section by the Actuarial Equivalent of any distribution made to the Participant for that Plan Year (but only to the extent the distribution does not exceed the annual distribution the Participant otherwise would receive under the normal form of benefit). An additional accrual determined under this section may not cause a Participant's normal retirement benefit (as adjusted by this section) to exceed the maximum normal retirement benefit permitted under this section. The additional accrual requirement of this section applies to any Plan Year beginning after December 31, 1987. With respect to such Plan Years the Administrator shall determine a Participant's Accrued Benefit with respect to Compensation earned and Years of Participation or Years of Service earned by the Participant since his attainment of Normal Retirement Date, even if earned for a Plan Year beginning prior to January 1, 1988, except for years earned prior to the Participant's initial date of participation in the Plan.

          6.9 Integrated Plans -- Actuarial Equivalent for Early Benefit Payment. If the normal retirement benefit incorporates permitted disparity, to determine the Actuarial Equivalent of the Participant's Accrued Benefit for benefit payment prior to the Participant's attaining Social Security Retirement Age, the adjustment described in this section will apply. The excess benefit percentage or the offset benefit percentage, whichever is applicable, of the Actuarial Equivalent benefit (expressed in the normal form of benefit) will equal the lesser of (1) the percentage determined after application of the factors specified in this section for Actuarial Equivalence or (2) the percentage determined by reducing the maximum disparity percentage at Social Security Retirement Age by a factor of 1/15 for each of the first five years the benefit commencement date precedes the Social Security Retirement Age, 1/30 for each of the next five years the benefit commencement date precedes Social Security Retirement Age, and actuarially thereafter using the Plan factors. The maximum disparity percentage is .75 percent (adjusted, if

Page 6-4
required, for the integration level designation under the Plan and for the normal form of benefit) multiplied by the Participant's first 35 Years of Participation taken into account for benefit accrual purposes. Furthermore, for an offset benefit plan, the benefit percentage of the Actuarial Equivalent benefit (prior to application of the offset) will equal the lesser of the percentage otherwise determined using the Plan factors or the percentage determined using the minimum reduction applicable to the offset percentage under
(2) above. The Actuary will apply this percentage by making appropriate adjustment for benefit commencement in a month later than the month in which the Participant attains a particular age prior to Social Security Retirement Age. The adjustment described in this section is not applicable if the sole reason for exceeding the applicable limitation is the use of the PBGC interest rates.

          6.10 Payment of Normal or Delayed Retirement Benefit. Payment of Normal or Delayed Retirement Benefit shall be made in accordance with Section 11.

Page 6-5

                                    ADDENDUM

                            MAXIMUM DISPARITY TABLES

The applicable Maximum Disparity Percentage is the percentage from the following table

Earliest Normal            Maximum Fixed             Maximum Unit Benefit
Retirement Age              Disparity %                  Disparity %
--------------             -------------             --------------------
      65                       22.75%                       0.65%
      64                       21.00%                       0.60%
      63                       19.25%                       0.55%
      62                       17.50%                       0.50%
      61                       16.625%                      0.475%
      60                       15.75%                       0.45%
      59                       14.875%                      0.425%
      58                       14.00%                       0.40%
      57                       13.125%                      0.375%
      56                       12.04%                       0.44%
      55                       11.06%                       0.316%

The applicable Disparity Percentage set forth above may be adjusted by the Actuary to determine the normal form of benefit which is the Actuarial Equivalent life annuity or the following table in the event the Plan's integration level for a Plan Year exceeds the greater of $10,000 or 50 percent of Covered Compensation.

    Integration Level (as a
percentage of Covered Compensation                   Adjustment
----------------------------------                   ----------
More than 50% but not more than 125%                    .92/1
More than 125% but not more than 150%                   .80
More than 150% but not more than 175%                   .71
More than 175% but not more than 200%                   .63
More than 200%                                          .56

--------------

     /1 The .92% adjustment factor set forth above shall be reduced to .8% in the event that the integration level in the Plan is a flat dollar amount or percentage of Covered Compensation of an individual attaining Social Security Retirement Age in that Plan Year, but not less than $10,000, and not more than the taxable wage base at the beginning of the Plan Year.

                                    Section 7

                            EARLY RETIREMENT BENEFIT


          7.1 Early Retirement Benefit. A Participant who has attained his Early Retirement Date may elect to retire prior to Normal Retirement Date and receive an early retirement benefit. The early retirement benefit shall equal his Accrued Benefit calculated using the Participant's Years of Participation and Average Annual Compensation up to his actual retirement date, reduced by 5/9 percent for each of the first 60 months and 5/18 percent for each month thereafter that the date on which the payment of the early retirement benefit precedes the Participant's Normal Retirement Date.

          7.2 Payment of Early Retirement Benefit. A Participant who is eligible for an early retirement benefit and who elects to retire prior to his Normal Retirement Age may elect, subject to Section 11, an early retirement benefit as of his Early Retirement Date which shall be the date the early retirement benefit commences. The early retirement benefit shall be paid in the form and as of the distribution date as described in Section 11.

Page 7-1

                                    Section 8

                               DISABILITY BENEFITS


          8.1 Eligibility for Disability Benefit. A Participant who incurs a Disability (as defined in Section 2.14) while employed by Employer prior to satisfying the requirements for a normal retirement benefit is eligible to receive a Disability Benefit.

          If the Participant is receiving benefits from the Employer's long-term disability plan, the Disability Benefit will be calculated as provided in
Section 6.2 for normal retirement benefits, but only counting Years of Participation in which the Participant received Social Security benefits, and computing Compensation based on the Participant's Compensation prior to his Disability.

          If the Participant is not receiving benefits from the Employer's long-term disability plan, the Disability Benefit will be calculated as provided in Section 7.1 for early retirement benefits, without reduction for commencement of payment before age 65.

          8.2 Form and Time of Payment. The form and time of payment of the Disability Benefit shall be as provided in Section 11.

          8.3 Recovery from Disability. If a Participant recovers from Disability and reenters employment covered under the Plan, the Participant's Years of Participation to the date of his termination for Disability shall be restored. The Participant then will commence to accrue benefits under the Plan based upon his Years of Participation before his termination for Disability after his reemployment.

          8.4 Continuing Evidence of Disability. The Administrator may require a Participant to submit evidence of his continued eligibility for Disability Benefits at any time he is receiving the Disability Benefit. In the event that a disabled Participant refuses or fails to submit evidence of his continued Disability when requested by the Administrator, the Trustee, upon written notice from the Administrator, may discontinue the Participant's Disability Benefits until the Participant submits satisfactory evidence of his continued Disability.

Page 8-1

                                    Section 9

                                 DEATH BENEFITS

          9.1 Preretirement Death Benefit. If a Participant dies prior to the commencement of a pension benefit under the Plan, his Accrued Benefit shall become vested. Such Participant's Beneficiary shall receive a death benefit equal to the Present Value of the Participant's nonforfeitable Accrued Benefit as of the Anniversary Date subsequent to or coinciding with the date of death.

          9.2 Payment of Post-Retirement Death Benefit. The provisions covering the payment of Plan Benefits in the event the Participant dies after the commencement of payment of benefits is provided under Section 11.

          9.3 Payment of Preretirement Death Benefit. A Participant's preretirement death benefit shall be reduced by any security interest held by the Plan by reason of any Participant's loan, provided any post-August 18, 1985 loan satisfied the spousal consent requirements of Section 11. Pending payment to a Beneficiary of any insurance death benefit proceeds it receives under life insurance contracts, the Trustee may set aside the proceeds in a segregated account solely for the benefit of the Participant's Beneficiary. The Administrator may direct the Trustee to invest the Beneficiary's segregated account in federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments until distribution. A segregated account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs.

          Payment of the deceased Participant's preretirement death benefit shall commence in accordance with Section 11. The Participant's preretirement death benefit shall be paid first to satisfy the preretirement survivor annuity, if any, payable in accordance with Section 11, and then to pay the remaining portion of the preretirement death benefit in accordance with other forms of payment which may be available in that Section. If the value of the preretirement survivor annuity exceeds the value of the pre-retirement death benefit, the Plan shall not pay any pre-retirement death benefit other than the preretirement survivor annuity.

          9.4 Designation of Beneficiary. Each Participant shall, in writing, designate the beneficiary to which Plan Benefit, if any, shall be payable in accordance with the provisions of this section. Each Participant shall have the right at any time and from time to time to direct Administrator to change the designation of Beneficiary and direct the manner in which the proceeds shall be paid to the Beneficiary. If a

Page 9-1

Participant is married, the Participant's spouse shall be deemed to be the designated Beneficiary to receive the Participant's vested Accrued Benefit upon the Participant's death, unless the surviving spouse consents in writing to the designation of another Beneficiary, which consent shall acknowledge the effect of such a designation and be witnessed by a notary public or a representative of Administrator. The spouse's consent must acknowledge the specific non-spouse beneficiary. A spousal consent to a Participant's Beneficiary designation shall not be required if:

               (a) the spouse is designated as the primary Beneficiary by the Participant, or

               (b) it is established to the satisfaction of the Administrator that spousal consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as may be prescribed in regulations issued by the Secretary of the Treasury.

               Any consent by a spouse or any determination that the consent is not required pursuant to subparagraphs (a) or (b) above, shall be effective only with respect to such spouse. A spouse shall mean the spouse to whom the Participant was married at the time of the Participant's death.

          9.5 Failure to Designate a Beneficiary. If any Participant shall fail to designate a Beneficiary, or if all designated beneficiaries shall have predeceased the Participant, for purposes of the Plan, Administrator shall distribute the Participant's Plan Benefits as follows:

               (a) To the Participant's surviving spouse, or if there be none surviving,

               (b) To the Participant's children, in equal shares, or if there be none surviving,

               (c) To the estate of the Participant.

          9.6 Proof of Death. The Administrator may require such proper proof of death and such evidence of the right of any person to receive the death benefit payable as a result of the death of a Participant as the Administrator may deem desirable. The Administrator's determination of death and the right of any person to receive payment shall be conclusive.

Page 9-2

                                   Section 10

                        VESTING AND TERMINATION BENEFITS


          10.1 Termination Benefit. A Participant who, prior to his Normal Retirement Date, terminates employment for any reason other than death, eligibility for a disability benefit or eligibility for an early retirement benefit, will receive a Termination Benefit.

          The Participant's Termination Benefit is the Actuarial Equivalent of his nonforfeitable Accrued Benefit payable at Normal Retirement Date. Actuarial Equivalence shall be determined on the date the termination benefit commences.

          10.2 Payment of Termination Benefit. Payment of termination benefit shall be made in accordance with Section 11.

          10.3 Vesting. Except as otherwise provided in this section, a Participant's Accrued Benefit shall be subject to graduated vesting in accordance with the following schedule:

         Plan Years of Service             Vested Interest
         ---------------------             ---------------
         Less than 5 years                        0%
         5 years or more                        100%

          10.4 Retirement, Death and Disability. A Participant's Accrued Benefit shall be fully vested regardless of his vesting Years of Service upon the occurrence of (a) attainment of Normal Retirement Age, as defined in Section 411(a)(8) of the Code; (b) death while still employed by Employer; or (c) Disability.

          10.5 Vesting Years of Service. For the purpose of determining Years of Service for vesting purposes:

               (a) The vesting computation period shall be the Plan Year. The Employee need not be employed at the beginning or the end of the vesting computation period if at least the required number of Hours of Service have been performed during the period.

               (b) In determining vesting Years of Service, all Years of Service with the Employer shall be counted except during a period when Employer did not maintain this Plan or any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of five or the aggregate number of the Years of Service prior to the break. This exception applies only if the Participant is zero percent vested in his Accrued Benefit derived from Employer Contributions at the time he

Page 10-1
     has a Break in Service. Furthermore, the aggregate number of Years of Service before a Break in Service does not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

               (c) A Participant who terminates employment with Employer with a vested interest in his or her Accrued Benefit who is reemployed by Employer before incurring a one year Break in Service will receive credit for Years of Service earned before and after termination of employment for purposes of determining the vested interest in both pre-termination and post-termination Benefit Accruals.

          10.6 Forfeitures. A Forfeiture will be deemed to occur when the Participant terminates employment with Employer and has received a cash-out distribution upon termination of participation in the Plan, or terminated employment with Employer without any vested interest under the Plan.

          A Forfeiture can only occur at the designated time if the terminated Participant previously received a cash-out distribution following termination of employment with Employer. A cash-out distribution made to a terminated Participant not later than the end of the second Plan Year following the Plan Year in which the termination occurred is deemed to be made on termination and qualifies as a cash-out distribution. A cash-out distribution must consist of the Participant's entire nonforfeitable Accrued Benefit. If the Participant's Accrued Benefit is zero upon termination (due to a 100 percent Forfeiture), the Participant shall be deemed to have received a cash-out distribution of his Accrued Benefit and the Forfeiture of the non-vested Accrued Benefit shall occur at the end of the Plan Year in which the Participant's termination occurs.

          10.7 Treatment of Forfeitures on Rehire. If a Participant incurs a Forfeiture and is subsequently rehired, the Forfeiture shall remain forfeited or shall be restored as follows:

               (a) After Five Years. If the Participant is rehired after incurring a five-year Break in Service, Years of Service after such five-year Break in Service period shall not be counted for purposes of determining the Participant's Accrued Benefit in pre-break benefits, and the Forfeiture incurred shall remain forfeited.

               (b) Before Five Years.

                    (i) If the Participant is rehired before incurring a five-year Break in Service and received or is deemed to have received a cash-out distribution

Page 10-2
          before being rehired, any Forfeiture which occurred prior to rehire shall be restored if the Participant repays to the Plan the full amount of the Employer-derived portion of the cash-out distribution and the repayment is made on or before the earlier of the following times: (a) five years after the first date on which the Participant is subsequently rehired or (b) the close of the five-year Break in Service period commencing after the distribution. The Participant's repayment must include interest compounded annually, at the rate used for purposes of Section 411(c)(2)(C) of the Code, calculated from the date of the cash-out distribution.

                    (ii) If the Participant's entire Accrued Benefit was forfeited, and no actual distribution of any Plan Benefit accrued before rehire, then any Forfeiture which occurred prior to rehire will be restored if the Participant is rehired within the five-year period prescribed above. For purposes of applying the repayment and restoration provisions above, the rehired Participant shall be treated as repaying his deemed cash-out distribution on the date of rehire.

                    (iii) Restoration of the Participant's Accrued Benefit includes restoration of all Code Section 411(d)(6) protected benefits applicable to that restored Accrued Benefit in accordance with applicable Treasury Regulations.

          10.8 Amendment of Vesting Schedule. No amendment of the vesting schedule shall directly or indirectly deprive a Participant of nonforfeitable rights to Accrued Benefits to the date of the amendment. Further, if the vesting schedule of the Plan is amended, or the Plan is amended in any way that directly or indirectly affects the computation of any Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least three Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or the change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment.

          An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

          The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

Page 10-3

               (a) 60 days after the amendment is adopted;

               (b) 60 days after the amendment becomes effective; or

               (c) 60 days after the Participant is issued written notice of the amendment by Employer or Administrator.

          10.9 Transferred or Rollover Accounts. If Employer's Plan shall receive any amounts as a result of a rollover or a plan transfer, such amounts shall be fully vested and nonforfeitable.

          10.10 Forfeiture Due to Inability to Locate. If a Participant's Plan Benefit becomes payable and the Administrator, after a reasonable search cannot locate the Participant (or his Beneficiary who is entitled to payment), the Plan Benefit shall be forfeited. If the Participant or his Beneficiary subsequently presents a valid claim for benefits, the Administrator shall reinstate the Plan Benefit in a uniform and nondiscriminatory manner.

Page 10-4

                                   Section 11

                  FORM AND TIME OF PAYMENT OF ACCRUED BENEFITS


          11.1 General. Subject to the requirements of Section 11.2, a Participant shall be paid his nonforfeitable Accrued Benefit in a form permitted under Section 11.3 or, if provided under the Plan, in one of the optional forms of benefit. Annuity payments will continue until the last scheduled payment coincident with or immediately preceding the date of the Participant's death or, if applicable, the date of his survivor's death. To determine the value of any benefit payable under the Plan, the Participant's nonforfeitable Accrued Benefit shall be reduced by any security interest held by the Plan by reason of a Participant loan, provided any post-August 18, 1985 loan satisfied the spousal consent requirement of this section.

          11.2 Benefit Elections. If the Participant is eligible to receive a Plan Benefit in excess of $3,500, the Administrator shall (for Plan Years beginning after 1988) provide a benefit election notice to a Participant at least 30 days and not more than 90 days prior to the Benefit Commencement Date. The notice shall explain the optional forms of benefit under the Plan, including the material features and relative values of the options, and the Participant's right to defer distribution until the Participant attains the later of age 62 or the Normal Retirement Date. If the Participant is eligible to receive an annuity option, then the benefit election notice shall also comply with the Annuity Notice Requirements described in Section 11.3. A benefit election shall not be made before the Participant receives the benefit election notice and shall not be made prior to the Benefit Commencement Date. Optional forms of benefit may not be conditioned upon the discretion of Employer, Administrator, Trustee, fiduciary, independent third party or any other person (other than the Participant) except for such administrative discretion as may be permitted by regulations.

          11.3 Annuity.

               (a) Joint and Survivor Annuity - Life Annuity. A married Participant's Plan Benefit shall be distributed in the form of a "qualified joint and survivor annuity" and an unmarried Participant's Plan Benefit shall be paid in the form of an immediate and nontransferable

Page 11-1
     life annuity unless the Participant elects an optional form of payment pursuant to a valid waiver election in accordance with paragraph (d) or the exception for small amounts described in paragraph 11.4(b) below applies. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. A "qualified joint and survivor annuity" is an immediate and nontransferable annuity which is purchasable with the Participant's Plan Benefit (including rollovers) and which is payable for the life of the Participant and either with a survivor annuity for the life of the Participant's surviving spouse of 50 percent of the amount of the annuity payable during the joint lives of the Participant and the Participant's spouse. The 100 percent survivor annuity will be provided unless the Plan offers and the Participant elects the 50 percent survivor annuity.

               (b) Preretirement Survivor Annuity. If a married Participant dies prior to commencement of payment of his Plan Benefit (the "Benefit Commencement Date"), Administrator shall direct Trustee to distribute the Participant's Plan Benefit (as of the date of death) to the Participant's surviving spouse in the form of a "qualified preretirement survivor annuity," unless the Participant has a valid waiver election (as described in paragraph (d)) in effect or the exception for small amounts described in paragraph 11.4(b) applies. A surviving spouse may make a waiver election after the Participant's death provided the applicable notice and explanation is given to the surviving spouse after the Participant's death. A qualified preretirement survivor annuity is an annuity which is purchasable with the Participant's Plan Benefit and which is payable for the life of the Participant's surviving spouse. The surviving spouse may direct the commencement of payment of the annuity within a reasonable time after the Participant's death. If payment of the qualified preretirement annuity begins earlier or later than the Participant's Earliest Retirement Age, the actuarial value of such benefits shall be reasonably adjusted to reflect such earlier or later time of payment. Administrator may not postpone distribution of the preretirement survivor annuity.

               (c) Form of Contract. Any annuity contract distributed to a Participant shall be nontransferable and the terms of such contract shall comply with the form of benefit to be provided.

               (d) Waiver Election. A waiver of a qualified joint and survivor annuity or a qualified preretirement survivor annuity must be in writing on a form approved by Administrator and must be consented to by the Participant's spouse (or the spouse's legal guardian if the spouse is legally incompetent). The spouse's consent to a waiver must be witnessed by a notary public or a representative of Administrator. A spousal consent shall not be required if is established to the satisfaction of the Administrator that spousal consent cannot be obtained because there is no spouse, because the spouse cannot be located or because of

Page 11-2
     such other circumstances as may be prescribed in regulations issued by the Secretary of the Treasury. Additionally, a Participant's waiver of the qualified joint and survivor annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). The election must designate a specific beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). The spouse's consent must acknowledge the effect of the election. Any consent necessary under this provision will not be valid with respect to any other spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. Any new waiver or change of Beneficiary will require a new spousal consent. The waiver election for a qualified joint and survivor annuity must be made not earlier than 90 days before the Participant's Benefit Commencement Date. The waiver election for a qualified preretirement survivor annuity must be made within a period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

               An unmarried Participant may elect to waive the life annuity form of payment. The election must comply with the requirement for a waiver of a joint and survivor annuity by a married Participant, but without the spousal consent requirement.

               The terms "spouse or surviving spouse" shall mean the spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

               If the waiver includes any non-spouse Beneficiary who may receive a survivor benefit, then the waiver must comply with the spousal consent requirements for the designation of a Beneficiary contained in this Plan.

               Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a

Page 11-3
     distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code.

               (e) Annuity Notice Requirements.

                    (i) Qualified Joint and Survivor Annuity. In the case of a qualified joint and survivor annuity, Administrator shall provide each Participant no more than 90 days prior to the Benefit Commencement Date, a written explanation of: (a) the terms and conditions of a joint and survivor annuity; (b) the Participant's right to make and the effect of an election to waive the joint and survivor annuity form of benefit; (c) the rights of a Participant's spouse; and (d) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

                    (ii) Preretirement Survivor Annuity. In the case of a preretirement survivor annuity, Administrator shall provide each Participant a written explanation of the preretirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements applicable to a joint and survivor annuity. The written explanation shall be provided to each such Participant within whichever of the following periods ends last: (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (b) a reasonable period after the Participant first participates in the Plan; (c) a reasonable period after termination of employment in the case of a Participant who terminates his employment before attaining age 35; (d) a reasonable period after the joint and survivor rules become applicable to the Participant; or (e) a reasonable period after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit.

                    If a Participant terminates employment prior to attaining age 32, the notice shall be provided at the time of or within one-year after termination.

                    If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Plan Administrator shall provide notice no later than the close of the third Plan Year succeeding the entry of the Participant in the Plan.

Page 11-4

                    For purposes of applying the preceding paragraphs, a reasonable period ending after the enumerated events described above is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                    (iii) Notwithstanding the other requirements of this paragraph (e), the respective notices prescribed by this section need not be given to a Participant if his plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity and the Participant can not elect another form of benefit or designate a non-spouse Beneficiary. For purposes of this paragraph (e), a plan fully subsidizes the costs of a benefit if under the plan the failure to waive such benefit by a Participant would not result in a decrease in any Plan Benefit with respect to such Participant and would not result in increased contributions from the Participant.

          11.4 Other Benefit Options. Unless otherwise provided herein, if the annuity form of payment does not apply because of a valid waiver election, then a Participant's Plan Benefit shall be distributed as follows:

               (a) Small Amounts. If the Present Value of the Participant's Plan Benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Plan Benefit shall be distributed in the form of a single lump-sum without the requirement of the consent of the Participant or the Participant's Beneficiary and such benefit shall not be subject to the joint and survivor annuity, life annuity or preretirement survivor annuity provisions of Section 11.3.

               The Participant may elect in accordance with Section 16, a Direct Rollover of the lump-sum distribution via a Trustee-to-Trustee transfer to an eligible retirement plan pursuant to Section 401(a)(31) of the Code and the Regulations thereunder.

               (b) Life Annuity. The Participant may elect a straight life annuity, payable no less frequently than

Page 11-5
     annually, with payment of the Participant's Accrued Benefit ending on the Participant's death.

               (c) Joint and Survivor Annuity. The Participant may elect a joint and survivor annuity providing a reduced monthly benefit payable for the life of the Participant with a 50 percent, 75 percent or 100 percent (as elected by the Participant) survivor annuity for the remaining life of the Beneficiary.

               (d) Distribution Payments. The Participant may elect any method of distribution designated prior to January 1, 1984, to the extent permitted by Section 242 of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA).

               (e) Protected Benefits. The Participant may elect in accordance with Section 11.2 any optional form of protected benefit required to be continued pursuant to Section 411(d)(6) of the Code for affected Participants.

               (f) Direct Rollover of Plan Benefits. The Participant may elect in accordance with Section 16, a Direct Rollover of Plan Benefits via a Trustee-to-Trustee transfer to an eligible retirement plan pursuant to
     Section 401(a)(31) of the Code and the Regulations thereunder.

               All benefit options in this section shall be the Actuarial Equivalent of the Normal Form of Benefit in accordance with Section 11.2.

          11.5 Latest Benefit Commencement Date. Notwithstanding any provision to the contrary, in the event of a Participant's termination of employment for any reason, the terminated Participant's Plan Benefit shall be paid as specifically provided in this section; provided, however, the latest time that payment must begin shall not be later than the Required Beginning Date, unless otherwise provided below:

               (a) The payment of a Participant's benefit shall begin not later than 60 days after the end of the Plan Year in which the latest of the following occurs unless the Participant otherwise elects:

                    (i) The Participant reaches the Normal Retirement Date under the Plan; or

                    (ii) The date the Participant terminates employment if subsequent to the Normal Retirement Date.

               Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a

Page 11-6
     benefit is immediately distributable shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section. Immediately distributable means prior to the date the Participant attains the later of the Normal Retirement Date under the Plan or age 62.

               (b) The Required Beginning Date.

                    (i) General Rule. The Required Beginning Date is the first day of April of the calendar year following the calendar year in which the Participant attains age 70-1/2, unless otherwise provided below.

                    (ii) The Required Beginning Date of a Participant who attains age 70-1/2 before January 1, 1988, shall be determined in accordance with a. or b. below:

                         a. Non-five percent owners. The Required Beginning Date
               of a Participant who is not a five percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70-1/2 occurs.

                         b. Five percent owners. The Required Beginning Date of
               a Participant who is a Five percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                              1. The calendar year in which the Participant
                    attains age 70-1/2; or

                              2. The earlier of the calendar year with or within
                    which ends the Plan Year in which the Participant becomes a five percent owner, or the calendar year in which the Participant retires.

                    (iii) The Required Beginning Date of a Participant who is not a five percent owner who attains age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                    (iv) Five percent owner. A Participant is treated as a five percent owner for purposes of this section if such Participant is a five percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the

Page 11-7

          Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

                    (v) Once distributions have begun to a five percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent owner in a subsequent year.

          11.6 Minimum Distribution Requirement for Death Benefits. The payment of Plan Benefits due to death must be distributed to the Participant's Beneficiaries as follows:

               (a) If the distribution of a Participant's Plan Benefit has commenced in a form other than a life annuity and the Employee dies before his entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distributions being used as of the date of death.

               (b) If distribution of the Participant's Plan Benefit has commenced in the form of a life annuity, then the amount and payment of the death benefit shall be based upon the form of the survivor's portion of the annuity option selected.

               (c) If a Participant dies before any distribution of the Participant's interest has commenced, the method of payment to the Beneficiary must provide for completion of payment over a period not exceeding five years after the date of the Participant's death with payments completed by December 31 of the calendar year in which occurs the fifth anniversary of the Participant's date of death, unless a designated Beneficiary elects one of the exceptions set forth below. The election must be made no later than the earlier of December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or December 31 of the calendar year in which the Participant would have attained age 70-1/2. The election may be made on an individual basis by each Beneficiary and shall be made in writing to the Administrator. The election shall be irrevocable with respect to the Beneficiary (an all subsequent Beneficiaries) and shall apply to all subsequent years.

                    (i) If any portion of the deceased Employee's interest is payable to (or for the benefit of) a designated Beneficiary, such portion may be distributed over a period not extending beyond the life expectancy of the Beneficiary and the Benefit Commencement Date must be on or before December 31 of

Page 11-8
          the calendar year following the calendar year in which Participant dies.

                    (ii) If the designated Beneficiary is the surviving spouse of the Employee, the Benefit Commencement Date must be not later than the date on which the Employee would have attained age 70-1/2. If the surviving spouse dies before the distributions to such spouse commence, then the distributions shall be made pursuant to this subparagraph as if the surviving spouse were the Employee.

          11.7 Delayed Distribution. Unless otherwise specified herein, if a distribution or any Plan Benefit described in this section is not consented to by the Participant or the Participant's designated Beneficiary, if applicable, at the time designated (when such consent is required) for a particular Plan Benefit, or if the distributions do not otherwise commence within 90 days of the date Participant or the Participant's Beneficiary, if applicable, is provided with the benefit election notice as may be required by this section, then the deferred time of payment shall be as soon as administratively feasible after the Participant attains the later of age 62 or his Normal Retirement Date.

          11.8 Payment of Normal and Delayed Retirement Benefit. The payment of a Participant's retirement benefit shall commence as soon as administratively feasible on the Participant's Normal Retirement Date in the case of a normal retirement, or as soon administratively feasible after the first day of the month after the actual retirement date, in the case of delayed retirement, and shall continue until the first day of the month in which the Participant dies; provided, however, the payment of a Participant's retirement benefit must begin not later than the date specified in Section 11.5. The form of distribution of the Participant's normal or delayed retirement benefit shall be as described in Sections 11.3 and 11.4.

          11.9 Termination Benefit. Subject to Section 6, a Participant's Termination Benefit shall be determined as follows:

               (a) Form of Payment of Termination Benefit.

                    (i) If the Present Value of the Participant's Termination Benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Trustee shall pay the Termination Benefit in a lump-sum.

                    (ii) If the Present Value of the Participant's Termination Benefit exceeds $3,500, the Participant may elect (in accordance with Section 11.2)

Page 11-9
          to receive his Termination Benefit in one of the forms described in
          Section 11.4 as elected by the Participant.

               (b) Time of Payment of Termination Benefit.

                    (i) If the Present Value of the Participant's Termination Benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Trustee shall pay the Termination Benefit as soon as administratively feasible after the first day of the first month of the Plan Year following the Plan Year during which the Participant terminated employment.

                    (ii) If the Present Value of the Participant's Termination Benefit exceeds $3,500, the Participant may elect to commence his Termination Benefit as soon as administratively feasible after the Participant attains age 55.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant or the Participant's designated Beneficiary at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant or the Participant's designated Beneficiary is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant requests that a distribution be made.

          11.10 Payment of Early Retirement Benefit. Subject to Sections 11.2 and 11.3, the Participant's early retirement benefit shall be paid as follows:

               (a) Form of Payment of Early Retirement Benefit.

                    (i) If the Present Value of a Participant's early retirement benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Trustee shall pay the early retirement benefit in a lump-sum.

                    (ii) If the Present Value of a Participant's early retirement benefit exceeds $3,500, the Participant may elect (in accordance with Section 11.2) to receive his early retirement benefit in one of the forms described in Section 11.4.

Page 11-10

               (b) Time of Payment of Early Retirement Benefit.

                    (i) If the Present Value of the Participant's early retirement benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Trustee shall pay the early retirement benefit as soon as administratively feasible after the later of (a) the Participant's termination of employment, or (b) the date the Participant qualifies for an early retirement benefit.

                    (ii) If the Present Value of the Participant's early retirement benefit exceeds $3,500, the Participant may elect (in accordance with Section 11.2) to commence his early retirement benefit at the time specified in (i) above.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant or the Participant's designated Beneficiary at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant requests that a distribution be made.

          11.11 Payment of Disability Benefit. The Participant's disability benefit shall be distributed as follows:

               (a) Form of Payment of Disability Benefit.

                    (i) If the Present Value of the Participant's Disability benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Trustee shall pay the Disability benefit in lump-sum.

                    (ii) If the Present Value of the Participant's disability benefit exceeds $3,500, the Participant may elect (in accordance with Section 11.2) to receive his disability benefit in one of the forms described in Section 11.4.

               (b) Time of Payment of Disability Benefit.

                    (i) If the Participant is receiving benefits from the Employer's long-term disability plan, payment of the Disability Benefit will commence when such benefits cease.

Page 11-11

                    (ii) If the Participant is not receiving benefits from the Employer's long-term disability plan, payment of the Disability Benefit will commence immediately.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant requests that a distribution be made.

          11.12 Payment of Death Benefit. Subject to Sections 11.3 and 11.6, if the distribution of the Participant's Plan Benefit has begun prior to his death, the Participant's death benefit shall be paid in accordance with the distribution method in effect at the time of death. If the distribution of the deceased Participant's Plan Benefit has not commenced prior to his death, the Participant's death benefit shall be distributed as follows:

               (a) Form of Payment of Death Benefit. The deceased Participant's death benefit shall be paid to the deceased Participant's designated Beneficiary as follows:

                    (i) If the Present Value of the death benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the benefit shall be paid in a lump-sum.

                    (ii) If the Present Value of the death benefit exceeds $3,500, the benefit shall be paid in one of the forms described in
          Section 11.4 elected by the deceased Participant's designated Beneficiary.

               (b) Time of Payment of Death Benefit.

                    (i) If the Present Value of the Participant's death benefit does not exceed $3,500 (and at the time of any prior distribution has not exceeded $3,500), the Trustee shall pay the death benefit as soon as administratively feasible after the first day of the first month of the Plan Year following the Plan Year in which the Participant died.

Page 11-12

                    (ii) If the Present Value of the Participant's death benefit exceeds $3,500, the Participant's designated Beneficiary may elect (in accordance with Section 11.2) to commence his death benefit in accordance with (i) above.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant or, if applicable, by the Participant's designated Beneficiary, at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant or the Participant's designated Beneficiary is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant's designated Beneficiary requests that a distribution be made.

          11.13 No Decrease in Benefits by Change in Social Security. In the case of a Participant or Beneficiary who is receiving benefits under this Plan or a Participant who has terminated employment with the Employer and has a Plan Benefit under this Plan, any increase in the Taxable Wage Base or the benefit level payable under Title II of the Social Security Act will not affect in any way the benefits payable under this Plan to such Participant or Beneficiary. The Plan does not permit the recalculation of any benefits accrued before the Participant's termination of employment with the Employer on the basis of changes in Social Security benefit levels or the Taxable Wage Base in effect during the Years of Participation after reemployment with the Employer.

          11.14 Minimum Required Distributions.

               (a) General. Any distribution provisions which are required in order to comply with Section 401(a)(9) of the Code and the regulations thereunder shall override any inconsistent distribution provisions in the Plan. The distribution of a Participant's interest in the Plan must begin by the Required Beginning Date defined in Section 11.5. The amount of the distribution must satisfy the minimum distribution requirements under
     Section 401(a)(9) of the Code and the applicable Treasury Regulations, including the minimum distribution incidental benefit requirement ("MDIB") of Section 1.401(a)(9)-2 of the Treasury Regulations.

               If a Participant's Benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant and the Participant's designated

Page 11-13

     Beneficiary, or (ii) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy. Life expectancy and joint and last survivor expectancy are computed by the use of the return multiples contained in Section 1.72-9 of the Treasury Regulations. For purposes of this computation, a Participant's life expectancy may be recalculated (but not more frequently than annually) upon the written election of the Participant (or his spouse - Beneficiary, if Participant has died) made no later than the time of the first required minimum distribution under this election. The election shall be irrevocable and shall apply with respect to the Participant (or spouse) and to all subsequent years. The life expectancy of a non-spouse Beneficiary shall not be recalculated.

               The minimum required distribution for the first distribution calendar year must be made by the Required Beginning Date. The minimum required distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a Nontransferable Annuity Contract, the distribution satisfies this section if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury Regulations.

               For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (i) the applicable life expectancy or (ii) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy above as the relevant divisor without regard to
     Section 1.401(a)(9)-2 of the proposed Regulations.

               (b) Definitions.

                    (i) Applicable Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable

Page 11-14
          calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated, such succeeding calendar year.

                    (ii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to the provisions above.

                    (iii) Life Expectancy. Life expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the income tax regulations.

                    Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 11.6 above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

Page 11-15

                                   Section 12

                            INVESTMENT OF TRUST FUND

          12.1 Investment Authority. The authority to manage and control the Trust Fund shall be provided in the separate Trust Agreement.

          12.2 Prohibited Transactions. Unless otherwise specifically permitted by law or unless an exemption has been granted pursuant to Section 408(a) of the Act and Section 4975(c)(2) of the Code, any of the following transactions directly or indirectly between a plan and a party in interest (as defined by Section 3(14) of the Act) or a disqualified person (as defined by Section 4975(e)(2) of the Code constitutes a prohibited transaction:

               (a) A sale or exchange or leasing of any property;

               (b) The lending of money or other extension of credit;

               (c) The furnishing of goods, services, or facilities;

               (d) The transfer to, or use by or for the benefit of a party in interest of any assets of the plan; or

               (e) The acquisition on behalf of a plan of any employer security or employer real property in violation of Section 407 of the Act.

               Unless excepted or exempt, a fiduciary, with respect to a plan shall not (1) deal with the assets of the plan in his own interest or for his own account; (2) act in any transaction involving the plan on behalf of a party (or represent a party) whose interests are adverse to the interest of the plan or its Participants or beneficiaries; or (3) receive any consideration for his own personal account from any person dealing with such plan in connection with a transaction involving the assets of the plan.

          12.3 Bonding of Fiduciary. To the extent required by Section 412 of the Act, each fiduciary of a plan and every person who handles funds or other property of a plan shall be bonded for an amount not less than 10 percent of the amount of funds handled, but not less than $1,000 nor more than $500,000.

          12.4 Immunity and Indemnity of Trustee. Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, nor for any loss

Page 12-1
to or diminution of the Trust Fund by reason of any purchase, retention or sale which was directed by an appointed Investment Manager unless Trustee knowingly participated in, or knowingly undertakes to conceal, an act or omission of the appointed Investment Manager, knowing such act or omission is a breach of fiduciary responsibility hereunder. Employer shall indemnify Trustee against any and all claims, loss, damage, expense or liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of Trustee.

          12.5 Proxy Voting by Investment Managers. In the event all or a part of the Trust Fund shall be managed by a duly appointed Investment Manager (other than the Trustee), the responsibility for voting proxies appurtenant to corporate stock (other than Employer Securities) being so managed by the appointed Investment Manager shall be the responsibility of the Investment Manager and such Investment Manager shall have sole responsibility for making the decision how to vote such proxies and the power and authority to vote such proxies.

Page 12-2

                                   Section 13

                                     TRUSTEE


          13.1 Powers of Trustee. Trustee shall have the powers and authority in the administration and investment of the Trust Fund as set forth in the separate Trust Agreement.

          13.2 Payments From the Trust. Trustee shall from time to time, on the written direction of Administrator, make payments out of the Trust Fund to such persons, in such manner, in such amounts, and for such purposes as may be specified in the written direction of Administrator, and upon any such payment being made, the amount thereof shall no longer constitute a part of the Trust Fund. Trustee shall not be responsible for the application of such payments or for the adequacy of the Trust Fund to meet and discharge any and all liabilities under the Plan, except for failure to properly withhold, when the responsibility for withholding has been properly delegated to Trustee.

          13.3 Trustee's Compensation, Expenses and Taxes. Trustee (if not a full-time Employee of Employer) shall be paid such reasonable compensation as shall from time to time be agreed upon in writing by Employer and Trustee. In addition, Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees, incurred by Trustee in the administration of the Trust Fund. Such compensation and expenses may be paid by Employer, but if not paid by Employer, shall be paid from the Trust Fund. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon or in respect to the Trust Fund or the income thereof shall be paid from the Trust Fund, except those assessed personally upon fiduciaries.

          13.4 Certification of Instructions. Trustee may rely upon a certification of a member of Administrator or a Participant with respect to any instruction or direction of Administrator or a Participant or an appointed Investment Manager, and may also rely upon the certification as it then exists, and in continuing to rely upon such certification until a subsequent certification is filed with Trustee. Trustee may act upon any instrument, certificate or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

          13.5 Accounting. Trustee shall keep complete and accurate accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records

Page 13-1
relating to such transactions shall be open to inspection and audit at all reasonable times by any person designated by Administrator.

          Within 60 days following the close of each Trust Year, and within 90 days following the effective date of the removal or resignation of Trustee, Trustee shall file with Administrator a written statement of account setting forth the assets and liabilities, receipts and disbursements and other transactions during such year or during the period from the close of the last Trust Year, to the date of such removal or resignation. The form and content of the account shall be sufficient for Administrator to comply with reporting and disclosure requirements under applicable law.

          13.6 Settlement of Accountings. Administrator may object to an accounting and require that it be settled by audit by a qualified, independent certified public accountant. The auditor shall be chosen by Trustee from a list of at least three such accountants furnished by Administrator at the time the audit is requested. Either Administrator or Trustee may require that the account be settled by a court of competent jurisdiction in lieu of or in conjunction with the audit. All expenses of any audit or court proceedings including reasonable attorneys' fees shall be allowed as administrative expenses of the Trust.

          When an account has been accepted by the Administrator, it shall be final and binding on all parties, including Employer and all Participants and persons claiming through them.

          13.7 Determination of Duties. In the event any controversy shall arise between Trustee and any other person, including but not limited to Administrator, Employer or any Employees under the Plan, with respect to the payment or delivery by Trustee of any moneys or other property held by it hereunder, or with respect to the proper construction of this Agreement or of any amendment thereto, or with respect to the management of the Trust Fund, Trustee may require that its duties be determined by a court of competent jurisdiction.

          13.8 Removal, Resignation and Appointment of Successor Trustee. Any Trustee may be removed by Employer at any time upon 60 days' notice in writing to Trustee and Administrator. Any Trustee may resign at any time upon 60 days' notice in writing to Administrator and Employer. Upon such removal or resignation of a Trustee, Employer may appoint a successor Trustee, who shall have the same powers and duties as those conferred upon the Trustee resigning.

Page 13-2

          13.9 Receipt of Contributions. Trustee is accountable only for funds actually received by Trustee. Trustee shall have no right or duty to see that the contributions received comply with the Plan or to collect any contributions from Employer or Participants.

Page 13-3

          Section 14

                                 LIFE INSURANCE


          14.1 Purchase of Life Insurance not Permitted. The purchase of life insurance on the life of Participants, their spouses, or any other person in whom the Participants have an insurable interest shall not be permitted.

Page 14-1

                                   Section 15

                      HARDSHIP AND IN-SERVICE DISTRIBUTIONS


          15.1 Hardship Withdrawals are not permitted.

          15.2 In-Service Distributions are not permitted, except to the extent required for age 70-1/2 minimum required distributions.

Page 15-1

                                   Section 16

                          ROLLOVERS AND PLAN TRANSFERS


          16.1 Rollovers From Other Plans not Permitted. This Plan does not accept rollovers or Direct Rollovers as (defined in Section 16.4) from other qualified plans or from individual retirement accounts.

          16.2 Transfers From Qualified Plans not Permitted. This Plan does not accept transfers from other qualified plans.

          16.3 Transfers to Other Plans. If a Participant shall be entitled to receive a distribution of benefits under this Plan and (i) becomes a Participant under another qualified plan established by Employer or (ii) shall be subsequently employed by another employer which has a qualified plan, the Participant's Nonforfeitable Accrued Benefits under this Plan may be transferred directly to the Trustee of the other plan if the following conditions are satisfied:

               (a) The plan to which such funds are to be transferred permits the transfer to be made;

               (b) The Participant's vested interest in the transferred funds shall not be forfeitable or reduce in any way the obligation of the new employer;

               (c) The transferee plan provides for all protected benefit options contained in this Plan, as required under Section 411(d)(6) of the Code;

               (d) The Secretary of the Treasury has been properly notified as required by Section 6057(d) of the Code.

          16.4 Direct Rollovers to Other Plans.

               (a) General. This section applies to distributions made on or after January 1, 1993. A Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in the form of a Direct Rollover which complies with the provisions of Section 401(a)(31) of the Code.

               (b) Definitions.

                    (i) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of

Page 16-1
          all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (c) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for the net unrealized appreciation with respect to Employer Securities).

                    (ii) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    (iii) Distributee. A Distributee includes a Participant, an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                    (iv) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

          16.5 Accounting for Transferred Funds. Amounts received by a transfer of a distribution to this Plan from another plan will be accounted for in such manner as Administrator shall decide.

          16.6 Mergers, Consolidations and Transfers of Plan Assets. In the case of any merger or consolidation with, or transfers of assets to any other Plan, each Participant in this Plan shall be entitled (if the Plan had then terminated) to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would

Page 16-2
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have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

Page 16-3

                                   Section 17

                            AMENDMENT AND TERMINATION


          17.1 Amendment. To provide for contingencies which may require or make advisable the clarification, modification or amendment of this Plan, Employer reserves the right to amend the Plan at any time and from time to time, in whole or in part, including without limitation, retroactive amendments necessary or advisable to qualify the Plan and Trust under the provisions of Section 401(a) of the Code, or any successor or similar statute enacted. However, no such amendment shall prior to the satisfaction of all Plan Benefits (a) cause any part of the assets of the Plan and Trust to revert to or be recoverable by any Employer or be used for or diverted to purposes other than the exclusive benefit of Participants, former Participants and Beneficiaries; or (b) eliminate an optional form of distribution except to the extent permitted under the regulations. Amendments shall apply to all Participating Employers who have adopted this Plan.

          17.2 Restrictions on Amendment. Any amendment by the Employer to this Plan must be in writing and shall comply with the following restrictions:

               (a) No amendment shall authorize or permit any Plan Benefits, to the extent funded, (other than such part as is required to pay taxes and administration expenses or otherwise permitted by this Plan) to be used for or diverted for purposes other than for the exclusive benefit of the Participants or their beneficiaries.

               (b) No amendment shall cause or permit any portion of the Trust Fund to revert to or become the property of Employer, except as otherwise provided herein prior to the satisfaction of all Plan Benefits to Participants and their Beneficiaries to the extent funded.

               (c) No amendment shall cause any reduction in the Plan Benefits of any Participant, except as may be permitted under the Act, necessary to continue qualification of the Plan and Trust as exempt under the Code; or permitted under Section 412(c)(8) of the Code or this Plan.

               (d) No amendment shall have the effect of decreasing a Participant's Plan Benefit determined without regard to such amendment as of the later date of the date such amendment is adopted or the date it becomes effective.

               (e) No amendment shall decrease a Participant's Plan Benefit, except to the extent permitted under Section

Page 17-1

     412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's Plan Benefit or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing a Plan Benefit.

               (f) No amendment shall reduce or eliminate a protected benefit under Section 411(d)(6) of the Code with respect to benefits accrued up to and including the date the amendment is adopted (or, if later, the Effective Date) except as permitted by Section 412(c)(8) of the Code,
     Section 4281 of the Act, Treasury Regulations or by authority of the Commissioner of the Internal Revenue Service exercised through publication of revenue rulings, notices or other documents of general applicability. In the event the Administrator determines that any amendment to this Plan or the adoption of this Plan as a restatement of an existing plan has the effect of eliminating or reducing a protected benefit in violation of
     Section 411(d)(6) of the Code or regulations promulgated thereunder, the amendment shall be disregarded to the extent necessary to satisfy Section 411(d)(6) of the Code and the regulations.

               An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury Regulations), or (ii) eliminating an optional form of benefit except to the extent permitted under Treasury Regulations.

          17.3 Effective Date of Amendments. Any amendment shall be effective on the date provided therein and may have retroactive effect if necessary to satisfy the requirements of the Code or the Act. Amendments may be adopted at any time prior to the later of the time prescribed by law for filing the tax return of Employer for the tax accounting year in which such amendment was adopted (including extensions thereof), a date designated by the Secretary of the Treasury or his delegate, or as otherwise permitted by law.

          17.4 Termination. Employer shall have the right at any time to terminate the Plan hereby created by delivering to the Trustee, Administrator and all Participating Employers written notice of such termination. The Plan shall also terminate with respect to an Employer upon the dissolution, merger, consolidation, bankruptcy or reorganization of the Employer or the sale by the Employer of substantially all of its assets unless the Administrator's successor in interest or purchaser substitutes itself for the Employer under this Plan.

Page 17-2

          Upon termination or partial termination of the Plan hereunder, the rights of all affected Participants to their Plan Benefits under such Plans to the date of such termination, to the extent funded as of such date, shall become fully vested and nonforfeitable. Forfeitures occurring prior to the date of plan termination shall not become fully vested as a result of a complete or partial termination of the Plan.

          17.5 Distribution of Trust. Upon permanent discontinuance of contributions under the Plan, the Plan and Trust shall not automatically terminate. Employer shall have the option of terminating the Plan and Trust or continuing the Plan in accordance with the provisions of this section. If Employer elects to continue the Plan and Trust, Trustee shall continue to hold the fully vested and Plan Benefits of the Participants for their benefit, and the Trust Agreement shall be administered as though the Plan were otherwise in full force and effect, to the extent not inconsistent with this section.

          17.6 Liquidation of Trust. If the Employer elects to terminate the Plan and Trust, the Employer shall direct Trustee to distribute the assets remaining in the Trust after payment of any expenses properly chargeable against the Trust to the Participants. If the present value of the Participant's Plan Benefit exceeds $3,500 and the Participant does not consent to an immediate distribution, Administrator may purchase and distribute from a commercial provider an annuity contract for such Participant with the present value of the Participant's Plan Benefit. If Employer maintains a successor qualified retirement plan, the present value of the Participant's Plan Benefit may be transferred to the successor plan. A distribution made after March 31, 1988 and prior to January 1, 1993, pursuant to Plan termination, must be part of a lump-sum distribution to the Participant of his Plan Benefit.

          17.7 Dissolution of Employer. In the event Employer shall be dissolved or liquidated and has elected not to terminate this Trust, Administrator shall retain all of its powers and duties granted herein and shall assume the authority to fill any vacancies occurring, to appoint successor Trustees in the event of resignation by Trustee and to amend the Plan and Trust in order to keep the Plan and Trust qualified under applicable law. If Employer is Administrator, Trustee shall assume all such responsibilities and authority. Administrator shall proceed to liquidate and distribute the Trust assets within an administratively feasible time, under guidelines established and published by the Internal Revenue Service.

          17.8 Allocation of Assets.

               (a) After notice by Administrator to the PBGC, if applicable, that the Plan is to be terminated and upon

Page 17-3
     receipt by Administrator of a notice from the PBGC that the assets held under the Plan are sufficient to discharge when due all obligations of the Plan with respect to the basic benefits of the Participants, Administrator shall allocate the assets of the Plan in accordance with Section 4044 of ERISA for the purposes set forth below and in the order set forth below, to the extent the assets are available to provide benefits to the Participants and beneficiaries.

               Administrator shall make the allocation referred to above as follows:

               First, in the case of benefits payable as an annuity;

                    (i) In the case of the benefit of a Participant or beneficiary which was in pay status as of the beginning of the three-year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the last.

                    (ii) In the case of a Participant's or Beneficiary's benefit (other than a benefit described in (a) above) which would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of the three-year period and if his benefits had commenced (in the normal form of annuity under the Plan) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least.

               For purposes of (i) above, the lowest benefit in pay status during the three-year period shall be considered the benefit in pay status for such period.

               Second, to all other benefits (if any) of individuals under the Plan guaranteed under the termination insurance provisions of the Act.

               Third, to all other nonforfeitable benefits under the Plan.

               Fourth, to all other benefits under the Plan.

               (b) If the assets available for allocation under any priority category (other than the third and fourth priority categories) are insufficient to satisfy in full the benefits of all individuals, the assets shall be allocated

Page 17-4
     pro rata among such individuals on the basis of the present value (as of the termination date) of their respective benefits.

               (c) If any assets of the Plan attributable to Participant contributions remain after all liabilities of the Plan to Participants and their beneficiaries have been satisfied, such assets shall be equitably distributed to the Participants who made such contributions (or their beneficiaries) in accordance with their rate of contributions.

               (d) Any residual assets of the Plan remaining after distribution in accordance with paragraphs (a), (b) and (c) as aforesaid shall be distributed to the Employer provided that all Plan Benefits of Participant and their Beneficiaries have been satisfied; provided, however, if this is an amended and restated Plan which provides for a reversion of residual plan assets to Employer which was not provided in the Plan prior to the amendment, then the amendment will not be effective until a period of five years from the date of the amendment.

Page 17-5

                                   Section 18

                     SPECIAL LIMITATIONS ON BENEFITS PAYABLE
                            TO HIGHEST-PAID EMPLOYEES


          18.1 General. Prior to the effective date of Treasury Regulations under 1.401(a)(4)-5, Sections 18.1 through 18.10 shall apply. Notwithstanding any provision in this Plan to the contrary, the benefits provided by Employer contributions to the Plan shall be limited as provided herein if any one of the following occurs:

               (a) The Plan is terminated within ten years of its effective date;

               (b) Benefits are payable within ten years after the effective date of the Plan to a Participant to which limitations herein are imposed; or

               (c) Benefits are payable to a Participant to which limitations herein are imposed after the Plan has been in effect for 10 years and the full current costs of the Plan for the first 10 years have not been met.

          18.2 Participants to Whom Limitations Apply. The limitations imposed herein shall apply to the Participants whose anticipated annual benefit provided by Employer contributions will exceed $1,500 and, further, who are among the 25 highest-paid Employees of Employer as of the effective date of Employer's Plan (including any such highest-paid Employees who are not Participants at that time but may later become Participants).

          18.3 Benefit Limitations. Benefits paid to Participants upon which limitations are imposed shall be paid in full but not to exceed those purchasable by the following amounts:

               (a) If the Participant is a "substantial owner" as defined in
     Section 18.10, the maximum amount shall be the greater of:

                    (i) $20,000;

                    (ii) An amount equal to 20 percent of the first $50,000 of the Participant's average Annual Compensation multiplied by the number of years since the effective date of the Plan;

                    (iii) A dollar amount equal to the present value of the benefit guaranteed for such Participant

Page 18-1
          under Section 4022 of the Act (or any successor statute thereto), or, if the Plan has not terminated;

                    (iv) A dollar amount equal to the present value of the benefit that would be guaranteed if the Plan had terminated on the date the benefit commenced.

               (b) If the Participant is not a "substantial owner" as defined in
     Section 18.10, the maximum amount shall be the greater of:

                    (i) $20,000;

                    (ii) An amount equal to 20 percent of the first $50,000 of the Participant's average Annual Compensation multiplied by the number of years since the effective date of the Plan; or

                    (iii) A dollar amount equal to the present value of the maximum benefit described in Section 4022(b)(3)(B) of the Act (or any successor statute thereto) determined on the earlier of the date the Plan terminates or the date benefits commence without regard to any other limitations in Section 4022 of the Act (or any successor statute thereto).

                    For purposes of this section, the present value of any benefit shall be determined in accordance with regulations promulgated by the Pension Benefit Guaranty Corporation.

                    If a Participant receives limited benefits within 10 years of the effective date and at the end of said 10 years, the full current costs of the Plan have been funded, the limitations shall no longer apply to such Participant. If, at the end of said 10 years, the full current costs have not been met, the limitations on benefits shall continue to apply until the full current costs are funded for the first time.

          18.4 Amendment. If the Plan is amended so as to increase substantially the benefits of the Plan, then the limitations of this Section 18 shall be applied to such additional benefits as if they were provided under a new plan established on the date of such change; provided, however, the benefit limitation of Section 18.3 is applied to the aggregate amount of contributions by Employer since the effective date of the original plan, and, for purposes of determining whether a Participant's anticipated annual benefit shall exceed $1,500, both Employer contributions prior to date of change and those expected to be made after the date of change are to be considered.

Page 18-2

          18.5 Allocation of Excess Benefits. In the event of termination of the Plan while the limitations imposed herein are in effect, any excess reserves arising from the application of the restrictions imposed hereunder upon benefits of Participants shall be applied to the satisfaction of liabilities under the Plan to the Participant whose benefits are not so restricted and if any excess remains after satisfaction of such liabilities, the excess may be allocated among all Participants in a nondiscriminatory manner based upon their relative Present Value of Accrued Benefits.

          18.6 Death Benefits. The limitations imposed herein shall not apply to payments of any insurance, death or survivor benefits on behalf of a Participant who dies while the Plan is in full effect and its full current costs have been met.

          18.7 Full Funding. The limitations imposed herein shall not restrict the current payment of full retirement benefits while the Plan is in full effect and its full current costs have been met, subject to the limitations applicable to lump-sum distributions contained in Section 18.8

          18.8 Lump-Sum Distribution Limitations. If, prior to the time set forth in Sections 18.1(a), (b) or (c), any Participant defined in Section 18.2 becomes entitled to receive a lump-sum distribution of his entire Plan Benefit in the Trust Fund at a time when the full current costs of the Plan up to the tenth Anniversary Date have not yet been met, said Participant shall be subject to the following conditions:

               (a) Prior to his separation from service with Employer, the Participant must enter into an agreement with Trustee to the effect that in the event (1) the Plan terminates within the first 10 years of its establishment; or (2) a default occurs in the payment of the full current costs of the Plan for any year ending within the first 10 years after establishment of the Plan; and (3) a lump-sum distribution of the entire amount standing to the Participant's credit in the Trust Fund has been distributed to him, then the Participant (or, in the case of his death, his estate) will repay to Trustee a sum equal to the actuarial value of the amounts by which his monthly retirement income benefits would have been decreased during his then remaining lifetime pursuant to this Section 18.

Page 18-3

               (b) Promptly after the distribution of the entire amount standing to his credit, the Participant must deposit with a acceptable depository property having a fair market value equal to 125 percent of the amount which would be repayable if the Plan had terminated on the distribution of such lump sum. The Participant must further agree that if the market value of the property held by the depository falls below 110 percent of the amount which would then be repayable if the Plan were then to terminate, he will deposit additional property necessary to bring the value of the property held by the depository up to 125 percent of such amount.

               (c) The Participant has the right to receive any income from the property placed on deposit subject to the obligations to maintain the value of the property as described in (d) below.

               (d) The depository may not redeliver any property held to the Participant (or his estate) except upon receipt of a certification of Trustee that the Participant (or his estate) is not longer obligated to repay any amount under the agreement.

                18.9 Termination of Effect. The provisions of this section shall cease to be effective at such time as it is determined by statute, court decision, ruling or regulation, that these provisions are no longer necessary to qualify the Plan under the Code.

          18.10 Substantial Owner. The term "substantial owner" as used herein shall mean an individual who (a) owns the entire interest in an unincorporated trade or business; (b) in the case of a partnership, is a partner who owns, directly or indirectly, more than 10 percent of either the capital interest or the profits interest in such partnership; or (c) in the case of a corporation, owns, either directly or indirectly, more than 10 percent in value either the voting stock of the corporation or all the stock of the corporation. Should the Pension Benefit Guaranty Corporation revise or amend the foregoing definition of a "substantial owner," then, in that event, the provisions of this Section 18 shall be applied in accordance with such revised or amended definition.

          18.11 Special Limitation on Distribution of Benefits to the 25 Highest-Paid Highly Compensated Employees. Effective for Plan Years beginning on or after the effective date of the Treasury Regulations under 1.401(a)(4) this
Section 18.11 shall apply in lieu of the above paragraphs. Notwithstanding any provision in this Plan to the contrary, annual payments to an Employee described in this Section are restricted to an amount

Page 18-4
equal in each year to the payments that would be made on behalf of the Employee as follows:

               (a) A straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other benefits to which the Employee is entitled under the plan (other than a social security supplement if provided by this plan); and

               (b) The amount of the payments that the Employee is entitled to receive under a social security supplement if provided by this Plan.

               The restrictions in this Section do not apply, however, if any one of the following requirements is satisfied:

                    (i) After payment to an Employee described in this Section of all benefits payable to the Employee under the Plan, the value of plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in Section 412(l)(7) of the Code;

                    (ii) The value of the benefits payable to the Employee under the Plan for an Employee described in this Section is less than one percent of the value of the current liabilities before distribution; or

                    (iii) The value of the benefits payable to the Employee under the Plan for an Employee described in this Section does not exceed the amount described in Section 411(a)(11)(A) of the Code (restrictions on certain mandatory distributions).

               (c) The Employees whose benefits are restricted on distribution include all Highly Compensated Employees and Highly Compensated Former Employees as defined in Treasury Regulations under 1.401(a)(4). The total number of Employees whose benefits are subject to restriction under this Section are limited to a group of not less than 25 Highly Compensated and Highly Compensated Former Employees. The group consists of those Highly Compensated Employees and Highly Compensated Former Employees with the greatest Compensation in the current or any prior year. Plan provisions defining or altering the group of Employees whose benefits are restricted under this Section may be amended at any time without violating Section 411(d)(6) of the Code.

               For purposes of this Section, the term "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living

Page 18-5

     Employee, and any death benefits not provided for on the Employee's life.

               (d) For purposes of this Section, if the Employer is required to file Form 5500 (Annual Return/Report of Employee Benefit Plan (with more than 100 Participants)) or Form 5500 C/R (Annual Return/Report of Employee Benefit Plan (with less than 100 Participants)) the Employer may use the value of current liabilities as reported on Schedule B of the Employer's most recent, timely filed Form 5500 or Form 5500 C/R. Alternatively, the Employer is permitted to determine current liabilities as of a later date. If the Employer is not required to file Schedule B of the Form 5500 or Form 5500 C/R, rules similar to those applicable to Employers who do not file Schedule B to determine the value of current liabilities can be used.

Page 18-6

                                   Section 19

                       QUALIFIED DOMESTIC RELATIONS ORDER


          19.1 General. The provisions of this section shall take precedent over any other provisions in the Plan which may be inconsistent with this section.

          19.2 Distributions under QDRO. Distributions to an Alternate Payee (as defined in Section 414(p)(8) of the Code) may be made in the manner described herein pursuant to a Qualified Domestic Relations Order (as defined in Section 414(p) of the Code ("QDRO")).

          19.3 Time and Manner of Payment. Distributions may be made to an Alternate Payee pursuant to the terms of a QDRO. The time and manner of payment may be as provided herein, even if the time of payment is prior to the "earliest retirement age" as defined under Section 414(p)(4)(B) of the Code, and without regard to whether the Participant has terminated employment with Employer, provided the following conditions are met:

               (a) The QDRO specifies distribution at an administratively feasible time which would be permitted under the Plan if the Participant had terminated employment as of the date of the QDRO or permits an agreement between the Plan and the Alternate Payee to authorize a time for distribution; and

               (b) Payment to the Alternate Payee must be in a form permitted under the Plan, but not in the form of a joint and survivor annuity with respect to the Alternate Payee and his/her subsequent spouse. Notice and consent to make a distribution to an Alternative Payee are not required except as may be otherwise provided in the QDRO.

          19.4 Procedures. The Administrator shall establish reasonable procedures to determine the qualified status of a QDRO and to administer distributions under a QDRO, including:

               (a) Upon receiving a domestic relations order, the Administrator shall promptly notify the Participant and any Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Administrator must determine the qualified status of the order and must notify the Participant and each Alternate Payee, in writing, of its determination. The Administrator must provide such notice by mailing the notice to the individual's address specified

Page 19-1
     in the domestic relations order, or in a manner consistent with Department of Labor regulations.

               (b) If any portion of the Participant's Plan Benefit is payable during the period the Administrator is making its determination of the qualified status of the domestic relations order, the Administrator must make a separate accounting of the amounts payable. If the Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Administrator will direct the Trustee to distribute the payable amounts in accordance with the order. If the Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the payable amounts shall be distributed at the time and in the manner provided under the Plan as if no order had been received by the Plan. If the Administrator later determines that the order is a qualified domestic relations order, Administrator will apply the order prospectively.

               (c) For purposes of applying Sections 8 and 10, the Administrator will treat a former spouse as the Participant's spouse or as the Participant's surviving spouse to the extent provided under a qualified domestic relations order. The preretirement survivor annuity and the joint and survivor annuity requirements of Section 10 apply separately to the portion of the Participant's Plan Benefit subject to the qualified domestic relations order and to the portion of the Participant's Plan Benefit not subject to that order. The Trustee will make any payments or distributions required under this section by separate benefit check(s) or other separate distribution to the Alternate Payee(s).

Page 19-2

                                   Section 20

                                PARTICIPANT LOANS

          20.1 Participant Loans not Permitted. Participant loans shall not be permitted under the Plan.

Page 20-1

                                   Section 21

                              TOP-HEAVY PROVISIONS


          21.1 General. If the Plan is or becomes top-heavy or a member of a "required aggregation group" which is a "top-heavy group" (as defined in Section 416 of the Code), in any Plan Year, the provisions of this section will supersede any conflicting provisions in the Plan, but only for those Plan Years in which the Plan remains top-heavy, except as otherwise provided below with respect to vesting. The top-heavy provisions shall only apply to Employees who completed at least one Hour of Service in a top-heavy year. The top-heavy provisions shall be interpreted to meet the requirements of Section 416 of the Code and the regulations promulgated thereunder. If Employer's Plan is or becomes top-heavy, the top-heavy vesting schedule applicable to Employer's Plan will not be cut back in any Plan Year when the Plan ceases to be top-heavy.

          21.2 Top-Heavy Year. "Top-Heavy Year" shall mean any Plan Year beginning after December 31, 1983, in which the present value of the cumulative Accrued Benefits, with respect to Key Employees in the aggregation group of plans, exceeds 60 percent of the Present Value of the cumulative Accrued Benefits for all Employees in the aggregation group of plans on the applicable determination date.

          21.3 Definitions. For purposes of this section, the following definitions shall apply:

               (a) Key Employee. The officers and owners of Employer (and their beneficiaries) as are required to be taken into account under Section 416(i) of the Code.

               (b) Annual Compensation. Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(e)(3), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four preceding Plan Years.

               (c) Top-Heavy Plan. For any Plan Year beginning after December 31, 1983, this Plan is top-heavy if any of the following conditions exists:

                    (i) If the top-heavy ratio for this Plan exceeds 60 percent, and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

Page 21-2

                    (ii) If this Plan is a part of a required aggregation group of plans, but not part of a permissive aggregation group, and the top-heavy ratio for the group of plans exceeds 60 percent.

                    (iii) If this Plan is a part of a required aggregation group and part of a permissive aggregation group of plans and the top-heavy ratio for the permissive aggregation group exceeds 60 percent.

               (d) Top-heavy Ratio:

                    (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which, during the five-year period ending on the determination date(s) has or has had accrued benefits, the top-heavy ratio for this Plan alone, or for the required or permissive aggregation group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the five-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the top-heavy ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                    (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the determination date(s), has or has had any Accrued Benefits, the top-heavy ratio for any required or permissive aggregation group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances

Page 21-2
          under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of Accrued Benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The Accrued Benefits under a defined benefit plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the determination date.

                    (iii) For purposes of (i) and (ii) above, the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and Accrued Benefits of a Participant (a) who is not a Key Employee but who was a Key Employee in a prior year, or (b) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five-year period ending on the determination date, will be disregarded. The calculation of the top-heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating the Present Value of plans, the value of account balances and Accrued Benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                    The accrued benefit of a Participant, other than a Key Employee, shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

               (e) Permissive Aggregation Group. The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

Page 21-3

               (f) Required Aggregation Group. (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

               (g) Determination Date. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year. The Determination Period is the five-year period ending on the Determination Date.

               (h) Valuation Date. The same date as the Determination Date.

               (i) Present Value. Present Value for purposes of this Section shall be based only on the interest rate and mortality table described in
     Section 2 used for purposes of determining preretirement Actuarial Equivalence.

          21.4 Top-Heavy Provisions. If the Plan is determined to be a top-heavy plan for a Plan Year, then, notwithstanding any provisions herein to the contrary, the following provisions will apply for such Plan Years as the Plan is determined to be top-heavy.

               (a) Vesting. Vesting shall be determined in accordance with the following schedule:

            Plan Years of Service
            Completed for Vesting                              Vested
            Purposes                                           Interest
            ---------------------                              --------
                 Less than 3                                       0%
                 3 or more                                       100%

               If the Plan becomes top-heavy with the vesting schedule herein becoming effective, and the Plan subsequently is determined not to be top-heavy, the top-heavy vesting schedule will not automatically revert back to the prior schedule without complying with the requirements of
     Section 411(a)(10) of the Code and the regulations thereunder, including the election of former schedule provisions which must be given to Participants with at least three Years of Service.

               The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

Page 21-4

                    (i) 60 days after the amendment is adopted;

                    (ii) 60 days after the amendment becomes effective; or

                    (iii) 60 days after the Participant is issued written notice of the amendment by Employer or Administrator.

               (b) Top-Heavy Minimum Benefits.

                    (i) Minimum Benefits. If this Plan is a top-heavy plan for a Plan Year, Employer shall provide an annual minimum benefit for all non-key Eligible Employees. A minimum benefit, when expressed as an annual retirement benefit payable in the form of a single life annuity beginning at Normal Retirement Date (or the attained age of the Participant, if later) shall not be less than the participant's average Annual Compensation as defined in paragraph 21.3(b) for years in the testing period multiplied by the lesser of:

                         a. Two percent multiplied by the number of years of
               top-heavy service with Employer; or

                         b. 20 percent.

                    For purposes of the minimum benefit, years of top-heavy service shall be determined under the rules of paragraphs (4), (5) and
          (6) of Section 411(a) of the Code but excluding any year of service when the plan was not a top-heavy plan or a year of service completed in a Plan Year beginning before January 1, 1984. A Participant's testing period for purposes of determining his average Annual Compensation for the minimum benefit is the five consecutive year period or the number of years specified in the definition of Annual Compensation included in Section 2 to determine Annual Compensation, whichever is less during which the Participant had the greatest aggregate Annual Compensation, from Employer, excluding years ending in a Plan Year beginning before January 1, 1984 and years beginning after the close of the last year in which the Plan is a top-heavy plan. The minimum benefit determination shall take into account as a part thereof, the retirement benefit otherwise provided under this Plan.

                    The minimum benefit is determined without regard to any Social Security contribution. The

Page 21-5
          minimum benefit applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (i) the Non-Key Employee fails to make mandatory contributions to the Plan,
          (ii) the Non-Key Employee's Compensation is less than a stated amount,
          (iii) the Non-Key Employee is not employed on the last day of the accrual computation period or, (iv) the Plan is integrated with Social Security.

                    (ii) Coverage Under Both Defined Benefit and Defined Contribution Plans.

                         a. If a key employee is a participant in both a defined
               contribution plan and a defined benefit plan that are part of a top-heavy group wherein neither plan is a super top-heavy plan, to the extent the defined contribution plan does not provide the required top-heavy minimum contribution, the two percent and 20 percent minimum benefit percentages shall be increased to three percent and 30 percent respectively.

                         Also, for any Plan Year in which the plans are part of
               a super top-heavy group, in determining the sum of the defined contribution fraction and the defined benefit fraction for purposes of Section 415(e) of the Code, 1.0 shall be substituted for 1.25 in any event. A plan is a super top-heavy plan if (1) the Plan's top-heavy ratio exceeds 90 percent, or (2) the Plan's top-heavy ratio is greater than 60 percent, and the Employer does not elect to provide extra minimum benefits which satisfy Section 416(h)(2) of the Code.

                         b. Notwithstanding anything herein to the contrary, in
               any Plan Year in which a non-key employee is a participant in both this Plan and a defined contribution plan, and both such plans are top-heavy plans, the Employer shall not be required to provide a non-key employee with both the full separate minimum defined benefit plan benefit and the full separate defined contribution plan allocations. Therefore, for non-key employees who are participating in a defined contribution plan maintained by the Employer and a five percent minimum contribution is accruing to a non-key employee under such Plan, the minimum benefit provided for above shall not

Page 21-6
               be applicable, and no minimum benefit shall be required under this Plan on behalf of the non-key employee.

                    (iii) Coverage Under Other Defined Benefit Plan. If a Non-Key Employee is a Participant in another defined benefit plan which is part of a top-heavy group and such other plan provides the required top-heavy benefit, then the top-heavy minimum benefit shall not be required under this Plan.

Page 21-7

                                   Section 22

                         OVERALL LIMITATION ON BENEFITS


          22.1 Limitation on Annual Benefit. A Participant's Annual Benefit payable at any time within a Limitation Year may not exceed the limitations of this section even if the benefit formula under the Plan would produce a greater Annual Benefit.

               (a) Commencement at Social Security Retirement Age. A Participant's Annual Benefit payable at his Social Security Retirement Age may not exceed the lesser of $90,000 (or, beginning January 1, 1988, such larger dollar amount as the Commissioner of Internal Revenue Service may prescribe) or 100 percent of the Participant's Average Compensation for his high three consecutive Years of Service.

               (b) Commencement Prior to Social Security Retirement Age. If a Participant's Annual Benefit commences prior to his attaining Social Security Retirement Age, but not earlier than his attaining age 62, the Administrator will adjust the $90,000 (or the larger adjusted dollar amount) limitation of paragraph (a) above by five-ninths of one percent for each of the first 36 months the benefit commencement date precedes the Participant's Social Security Retirement Age, and by five-twelfths of one percent for each additional month (not exceeding 24 months) the benefit commencement date precedes the Participant's Social Security Retirement Age. If a Participant's Annual Benefit commences prior to his attaining age 62, the Administrator will adjust the dollar amount limitation of this paragraph to the actuarial equivalent of an Annual Benefit equal to the dollar limitation applicable to an Annual Benefit commencing to that Participant at age 62. To determine the actuarial equivalent under this paragraph, the Administrator will use an interest rate assumption equal to the greater of five percent per annum or the interest rate specified in
     Section 2 herein for preretirement.

               (c) Commencement After Social Security Retirement Age. If a Participant's Annual Benefit commences after his attaining Social Security Retirement Age, the Administrator will adjust the $90,000 (or larger adjusted dollar amount) limitation of this paragraph to the actuarial equivalent of an Annual Benefit equal to such dollar limitation commencing at Social Security Retirement Age. To determine the actuarial equivalent under this paragraph, the Administrator will use an interest rate

Page 22-1
     assumption equal to the lesser of five percent per annum or the interest rate specified herein for preretirement.

               (d) Minimum Benefit Limitation. If a Participant's Annual Benefit payable under the Plan and all other defined benefit plans maintained by the Employer is $10,000 or less and the Participant does not participate and has never participated in a defined contribution plan maintained by the Employer, the Annual Benefit satisfies the limitations of this paragraph even if it exceeds the 100 percent of average Compensation limitation or the applicable dollar limitation of paragraph (a) above.

               (e) Adjustment for Years of Service/Years of Participation less Than 10. The maximum Annual Benefit described in this paragraph applies to a Participant who has completed at least 10 Years of Service with the Employer for purposes of the 100 percent average Compensation limitation and the $10,000 minimum benefit limitation and has completed at least 10 Years of Participation in the Plan, for purposes of the dollar limitation. If a Participant has less than 10 Years of Service with the Employer at the time benefits commence, the Administrator will multiply his 100 percent average Compensation limitation and the $10,000 minimum benefit limitation by a fraction, the numerator of which is the number of Years of Service (including fractional years) with the Employer and the denominator of which is 10. If a Participant has less than 10 Years of Participation in the Plan at the time his benefits commence, the Administrator will multiply his dollar limitation by a fraction, the numerator of which is the number of Years of Participation (including fractional years) in the Plan and the denominator of which is 10. The reductions described in this paragraph will not reduce a Participant's maximum Annual Benefit to less than one-tenth of the maximum Annual Benefit determined without regard to the reductions. To the extent required by Treasury Regulations or by other published Internal Revenue Service guidance, the Administrator will apply the reductions of this paragraph separately to each change in the benefit structure of the Plan.

               (f) Alternate Forms of Payment. If the Trustee pays the Participant's benefit in a form other than a straight life annuity or qualified joint and survivor annuity (with no ancillary benefits other than a survivor's annuity), the benefit paid may not exceed the actuarial equivalent of the maximum Annual Benefit payable as a life annuity. To determine the actuarial equivalence under this paragraph, an interest rate assumption equal to the greater

Page 22-2
     of five percent per annum or the rate specified herein for preretirement shall be used.

               (g) Adjustments to Dollar Limitation. Any adjustment to the dollar limitation of this paragraph does not take effect until the first day of the calendar year for which the Commissioner of the Internal Revenue Service publishes the adjustment. The new limitation will apply to the Limitation Year ending with or within the calendar year for which the Commissioner of the Internal Revenue Service makes the adjustment.

               (h) Current Accrued Benefit Exception. The Administrator will apply the limitations of this paragraph by substituting for the applicable limitation a Participant's Current Accrued Benefit, if that Current Accrued Benefit exceeds the applicable limitation. A Participant's Current Accrued Benefit is the sum of the Participant's Accrued Benefit in this Plan and his Accrued Benefit in all other defined benefit plans maintained by the Employer, determined as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), and without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. If, as of the first day of the first Limitation Year beginning after December 31, 1986, a Participant's Accrued Benefit exceeds his Current Accrued Benefit, the Administrator will disregard the excess amount as if it never accrued to the Participant. The Current Accrued Benefit rule applies only if this Plan and any other defined benefit plan individually and in the aggregate satisfied the requirements of Section 415 of the Code as in effect at the end of the 1986 Limitation Year. A Participant's Accrued Benefit at any time may not exceed the applicable limitation under
     Section 22.1.

               (i) The provisions of Section 22.1 are effective for Plan Years beginning after December 31, 1986.

          22.2 Multiple Defined Benefit Plans. If the Employer maintains, or at one time maintained, a defined benefit plan in addition to this Plan, which benefits or could benefit a Participant in this Plan, the Administrator will freeze or reduce the rate of accrual under this Plan to the extent necessary to prevent the aggregate Annual Benefit from exceeding the limitations of this section.

          22.3 Defined Contribution Plan Limitation. If the Employer maintains a defined contribution plan or has ever maintained a defined contribution plan which the Employer has terminated, then the sum of the defined benefit plan fraction and

Page 22-3
the defined contribution plan fraction for any Participant for any Limitation Year must not exceed 1.0.

          22.4 Reduction of Contributions to Defined Contribution Plan. To the extent necessary to satisfy the limitation under Section 22.1, the Employer will reduce its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected Annual Benefit under this Plan.

          22.5 Definitions. For purposes of this section, only the following words shall have the following meaning:

               (a) "Annual Benefit" shall mean the Participant's retirement benefit (including any portion of the Participant's retirement benefit payable to an alternate payee under a qualified domestic relations order satisfying the requirements of Section 414(p) of the Code) attributable to Employer contributions payable in the form of a straight life annuity or a qualified joint and survivor annuity, with no ancillary benefits (other than the survivor annuity). If the normal form of benefit herein is a joint and survivor annuity, the adjustment under Section 10 for alternate forms of payment will be applied as if that joint and survivor annuity were not an Annual Benefit, unless the joint and survivor annuity is the only form of benefit available to the Participant.

               (b) "Compensation" shall mean Compensation as defined in Section
     2.8 herein.

               (c) "Limitation Year" shall mean the Plan Year. All qualified plans of the Employer must use the same Limitation Year. If the Employer amends the Limitation Year to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

               (d) "Annual Addition" shall mean the sum of the following amounts allocated on behalf of a Participant for a Limitation Year, under a defined contribution plan maintained by the Employer: (1) all Employer contributions; (2) all Forfeitures; and (3) all Employee contributions. Except to the extent provided in Treasury Regulations, Annual Additions include excess contributions in Section 401(k) of the Code, excess aggregate contributions described in Section 401(m) of the Code and excess deferrals described in Section 402(g) of the Code, irrespective of whether the plan distributes or forfeits such excess amounts. Amounts allocated after March 31,

Page 22-4

1984 to an individual medical account (as defined in Section 415(l)(2) of the Code), included as part of a defined benefit plan maintained by the Employer and allocations made under a simplified employee pension plan as defined in Section 408(k) of the Code maintained by the Employer are also Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985 for taxable years ending after December 31, 1985 attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(3) of the Code) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount. For a Limitation Year, the Annual Additions allocated on behalf of any Participant, to all defined contribution plans maintained by the Employer, may not exceed the Maximum Permissible Amount. The "Maximum Permissible Amount" is the lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Section 415(b)(1)(A) of the Code) or (ii) 25 percent of the Participant's Compensation for the Limitation Year.

               (e) "Short Year Limitation." If there is a short Limitation Year because of a newly adopted plan with a short initial Plan Year or because of a change in Limitation Year, the Administrator will multiply the $30,000 limitation (or larger limitation) on Annual Additions by the following fraction:

                  Number of months in the short Limitation Year
                  ---------------------------------------------
                                       12

               (f) "Year of Service" shall mean a Plan Year during which a Participant completes at least 1,000 Hours of Service.

               (g) "Year of Participation" shall mean participation as determined under Section 2 herein, but only if the Plan is in existence for such Year of Participation and the Participant is a Participant in the Plan at least one day in that Year of Participation. If the Participant receives credit for only a partial Year of Participation under the Plan, he will receive credit for only a partial year for purposes of the limitations of this section. For any other defined benefit plan taken into account, a Year of Participation is each accrual computation period for which (i) the Participant receives credit for at least the number of Hours of Service (or period of service, if the Plan uses elapsed time) necessary to accrue a benefit for that accrual computation period;

Page 22-5
     and (ii) the eligibility conditions of the plan include the Participant as a participant in that plan on at least one day of that accrual computation period. If the Employee satisfies the conditions described in (i) and (ii) above, he will receive credit for a Year of Participation (or partial Year of Participation, if applicable) equal to the amount of benefit accrual service (computed to fractional parts of a year) credited under that plan for the accrual computation period. A Participant receives credit for a Year of Participation under another defined benefit plan only if the plan was established no later than the last day of the accrual computation period to which the Year of Participation relates. A Participant will not be credited with more than one Year of Participation under this paragraph with respect to the same 12-month period.

               (h) "Social Security Retirement Age" shall mean a Participant's Security Retirement Age determined under following table:

               Calendar Year                 Social Security
                 of Birth                    Retirement Age
               -------------                 ---------------
               Prior to 1938                        65
               1938 through 1954                    66
               After 1954                           67

               (i) "Employer" shall mean the Employer that adopts this Plan and any related Employers described in Section 2.15. Solely for purposes of applying the limitations of this section, related Employer shall be determined by modifying Sections 414(b) and (c) of the Code in accordance with Section 415(h) of the Code.

               (j) "Defined benefit plan" shall mean a retirement plan which does not provide for individual accounts for Employer contributions. All defined benefit plan (whether or not terminated) maintained by the Employer shall be treated as a single plan.

               (k) "Defined contribution plan" shall mean a retirement plan which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other Participants which the plan may allocate to such Participant's account. All defined contribution plans (whether or nor terminated) maintained by the Employer shall be treated as a single plan. For purposes of the limitations of this section (except for the $10,000 minimum benefit limitation in Section 22.1(b)), Employee contributions made to a defined benefit plan (including this

Page 22-6

     Plan) maintained by the Employer shall be treated as a separate defined contribution plan. An individual medical account (as defined in Section 415(l)(2) of the Code), included as a part of a defined benefit plan maintained by the Employer, and for taxable years ending after December 31, 1985, a welfare benefit fund under Section 419(e) of the Code maintained by the Employer to the extent there are at least post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) shall be treated as a defined contribution plan.

               (l) "Defined benefit plan fraction" shall mean

              projected annual benefit of the Participant under the
              -----------------------------------------------------
                 defined benefit plan(s) the lesser of (1) 125%
                 (subject to the "100% limitation" in paragraph
                  (n) of the dollar limitation in effect under
                    Section 415(b)(1)(A) of the Code for the
                       Limitation Year, or (2) 140% of the
                       Participant's Average Compensation
                         for his high three-consecutive
                                Years of Service

               The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or a qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his Normal Retirement Age (or current age, if later) as stated in the defined benefit plan, his Compensation continues until the date of his Normal Retirement Age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years. The denominator of this fraction assumes the Participant has at least 10 Years of Service or will have at least 10 Years of Service at Normal Retirement Age. To determine whether the Participant will have at least 10 Years of Service, the year in which the Participant reaches Normal Retirement Age shall be included but only if it is reasonable to anticipate he will receive credit for a Year of Service in that year. If a Participant fails to satisfy this 10 Years of Service requirement, the denominator of the Participant's defined benefit fraction shall be reduced in the same manner as described under Section 22.1(e) with respect to reductions for less than 10 Years of Service.

               If the Participant's Current Accrued Benefit (as described in this section) exceeds the applicable dollar limitation in effect under
     Section 415(b)(1)(A) of the Code, the denominator of the Participant's defined benefit plan fraction determined under this paragraph may not be less than 125% (subject to the 100% limitation in (n) below) of that Current Accrued Benefit.

Page 22-7

               (m) "Defined contribution plan fraction" shall mean:

          The sum as of the close of the Limitation Year, of the Annual
            Additions to the Participant's account under the defined
                              contribution plan(s)
          -------------------------------------------------------------
                          The sum of the lesser of the
                 following amounts determined for the Limitation
                Year and for each prior Year of Service with the
               Employer (1) 125% (subject to the "100% limitation"
              in paragraph (n)) of the dollar limitation in effect
         under Section 415(c)(1)(A) of the Code for the Limitation Year
        (determined without regard to the special dollar limitations for employee stock ownership plans), or (2) 35% of the Participant's
                      Compensation for the Limitation Year

               For purposes of determining the defined contribution plan fraction, the Annual Additions in Limitation Years beginning prior to January 1, 1987 shall not be recomputed to treat all Employee contributions as Annual Additions. If the Plan satisfied Section 415 of the Code for the Limitation Years beginning prior to January 1, 1987, the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year shall be redetermined in accordance with this section. If the sum of the redetermined fractions exceeds 1.0, an amount equal to the product of (1) the excess of the sum of the fraction over 1.0 times (2) the denominator of the defined contribution fraction promptly will be subtracted permanently from the numerator of the defined contribution plan fraction. In making the adjustment, any Accrued Benefit under the defined benefit plan which is in excess of the Current Accrued Benefit may be disregarded. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

               (n) "100% limitation" shall mean that if the 100% limitation applies the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction shall be determined by substituting 100% for 125%. The 100% limitation applies only if (1) the Plans' top-heavy ratio exceeds 90 percent; or (2) the Plan's top-heavy ratio is greater than 60 percent, and the Employer does not elect to provide extra minimum benefit which satisfy Section 416(h)(2) of the Code.

Page 22-8

                                   Section 23

                            MISCELLANEOUS PROVISIONS


          23.1 No Contractual Relationship. The establishment of this Plan shall not be construed as creating any contract of employment between any Employer and any Employee. Nothing herein contained shall give any Employee of an Employer the right to inspect the books of the Employer or any Related Employer; nor to interfere with the right of the Employer to discharge any Employee at any time; nor shall it give any Employer the right to require any Employee to remain in its employ; nor shall it interfere with any Employee's right to terminate his employment at any time.

          23.2 Liability for Benefits. All Plan Benefits payable under this Plan shall be provided solely from the Trust, to the extent funded, and neither the Employer, the Administrator, the Trustee or the Sponsor assume any liability or responsibility therefor.

          23.3 Inability to Perform. Neither the Employer, the Administrator or the Trustee shall be responsible for any inability to perform or delay in performing, any act occasioned by any person or by law, and, in the event any such inability or delay shall be so occasioned, the Employer, the Administrator or the Trustee shall perform such act which, in their sole discretion, most completely carries out the intention and purpose of this Plan. All parties to this Plan or in any way interested therein shall be bound by any acts so performed under such conditions.

          23.4 Participant's Rights. No Participant or Beneficiary shall have any rights or interest in any specific assets in the Trust, except as expressly set forth herein.

          23.5 Plan and Trust Binding on all Parties. The Plan and Trust provisions shall be binding upon the heirs, personal representatives, successors and assigns of all present and future parties.

          23.6 Conflict of Law Provisions. All matters respecting the validity, effect, interpretation and administration of the Plan and Trust shall be determined in accordance with the laws of the state in which the Employer maintains its principal place of business, except as preempted by federal law.

Page 23-1

          23.7 Spendthrift Clause. The provisions hereof are intended as personal protection for the Participants. No Participant shall have any right to assign, anticipate or hypothecate his account, nor shall any such assets be subject to seizure by legal process or be in any way subject to the claims of any creditor of such Participant; provided, however, a Participant may pledge his vested interest under this Plan herein as security for a loan made from the Trust to the Participant which is exempt from the tax imposed by Section 4975 of the Code by reason of Section 4975(d)(1) of the Code, and provided further, Administrator may direct trustee to comply with a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code and in compliance with the procedures set forth in Section 414(p) of the Code and any applicable regulations issued thereunder. Administrator may disregard any assignment of an interest in the Plan to the extent the assignment is security for a participant loan which is not exempt under Section 4975(d)(1) of the Code.

          23.8 Waiver of Notice. Any person, including a Participant or Beneficiary, entitled to notice under the Plan may waive the notice.

          23.9 Third Party. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund.

          23.10 Use of Terms. Wherever appropriate, words used herein in the singular may include the plural, or the plural may be read as the singular, and the masculine may include the feminine.

Page 23-2

                                   Section 24

                                CLAIMS PROCEDURE


          24.1 Filing of Claim. A Participant or Beneficiary may make a claim for a Plan Benefit by written request to the Administrator.

          24.2 Notification of Decision. A decision shall be made on the claim as soon as practicable and shall be communicated in writing to the person who made the claim. If the claim is partially or wholly denied, written notice of such denial shall be made to the claimant within 90 days after receipt of the written claim by the Administrator. The notice of denial shall contain:

               (a) The reasons for the denial, with specific reference to the provisions of the Plan upon which the denial is based;

               (b) If required, a description of any additional data necessary, which may be furnished to further support the request, and the reason why such additional data may be necessary; and

               (c) Notice of the claimant's right to have the denial reviewed, together with specific information as to the steps to be taken, and the time limit involved, if the claimant wishes to request a review of the decision.

               If a written communication of the decision is not made within 90 days, the claimant may deem the request denied.

          24.3 Request for Review. If a claimant receives a notice of denial or if no response has been made to his claim within a specified 90 days, the claimant may request a review of his claim and the denial thereof by giving written notice to the Administrator. The claimant's request for review must be made not later than 60 days after receipt of the notice of denial, or if no such notice has been given, within 60 days after the expiration of the 90-day period specified for such notice. If the written request for review is not made within the specified 60-day period, the claimant shall waive his right to review.

          24.4 Review. A review shall be promptly made by the Administrator after receipt of a timely filed request for review. The claimant may submit issues and comments in writing, may review pertinent documents and may request a hearing. A decision on review shall be made and furnished in writing to the claimant. The decision shall be made not later than 60 days after receipt of the request for review unless special circumstances, such as a

Page 24-1
claimant's request for a hearing, require an extension of time for processing, in which case the time limit shall be not later than 120 days after such receipt. The decision on review shall be furnished to the claimant in writing and shall include the reasons for the decision, with references to the pertinent plan provisions upon which the decision is based.

          IN WITNESS WHEREOF, Employer has caused this Agreement to be executed by its duly authorized officer this 16 day of December, 1994.

                                                   EMPLOYER:

                                       G.I. JOE'S, INC.


                                       By /s/
                                          --------------------------------------
                                          President

Page 24-2

                     G. I. JOE's, INC. RESTATED PENSION PLAN
                       INTERIM AMENDMENT TO RESTATED PLAN


          The G. I. Joe's, Inc. Restated Pension Plan is hereby conditionally amended to change the small amount figure for mandatory cash-outs from $3,500 to $5,000 to reflect the change in the law made by the Taxpayer Relief Act of 1997 ("TRA '97"). Employer intends to amend its Plan to reflect this law change at such time as the Internal Revenue Service issues appropriate procedures for amending Plans to reflect changes made by TRA '97. Employer's amendment will be retroactive to the effective date specified below. Employer intends to operate its Plan in accordance with such change beginning with the effective date specified below.

                                       I.

          The following pages of the Plan are deleted in their entirety:

                         11-1, 11-5, 11-9, 11-10, 11-10,
                           11-11, 11-12 and 17-3; and

the following pages, copies of which are attached hereto and by this reference incorporated herein, are substituted in lieu thereof:

                         11-1, 11-5, 11-9, 11-10, 11-10,
                           11-11, 11-12 and 17-3; and

Page 24-3

                                       II.

          This amendment shall be effective as of March 1, 1998.

          DATED this _____ day of _______________, 1998.

EMPLOYER:

G. I. JOE's, INC.


By: __________________________
    President

Page 24-4

                                   Section 11

                  FORM AND TIME OF PAYMENT OF ACCRUED BENEFITS


          11.1 General. Subject to the requirements of Section 11.2, a Participant shall be paid his nonforfeitable Accrued Benefit in a form permitted under Section 11.3 or, if provided under the Plan, in one of the optional forms of benefit. Annuity payments will continue until the last scheduled payment coincident with or immediately preceding the date of the Participant's death or, if applicable, the date of his survivor's death. To determine the value of any benefit payable under the Plan, the Participant's nonforfeitable Accrued Benefit shall be reduced by any security interest held by the Plan by reason of a Participant loan, provided any post-August 18, 1985 loan satisfied the spousal consent requirement of this section.

          11.2 Benefit Elections. If the Participant is eligible to receive a Plan Benefit in excess of $5,000, the Administrator shall provide a benefit election notice to a Participant at least 30 days and not more than 90 days prior to the Benefit Commencement Date. The notice shall explain the optional forms of benefit under the Plan, including the material features and relative values of the options, and the Participant's right to defer distribution until the Participant attains the later of age 62 or the Normal Retirement Date. If the Participant is eligible to receive an annuity option, then the benefit election notice shall also comply with the Annuity Notice Requirements described in Section 11.3. A benefit election shall not be made before the Participant receives the benefit election notice and shall not be made prior to the Benefit Commencement Date. Optional forms of benefit may not be conditioned upon the discretion of Employer, Administrator, Trustee, fiduciary, independent third party or any other person (other than the Participant) except for such administrative discretion as may be permitted by regulations.

          11.3 Annuity.

               (a) Joint and Survivor Annuity - Life Annuity. A married Participant's Plan Benefit shall be distributed in the form of a "qualified joint and survivor annuity" and an unmarried Participant's Plan Benefit shall be paid in the form of an immediate and nontransferable life annuity unless the Participant elects an optional form of payment pursuant to a valid waiver election in accordance with paragraph (d) or the exception for small amounts described in paragraph 11.4(b) below applies. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. A "qualified joint and survivor annuity" is an immediate and nontransferable annuity which is purchasable with the Participant's Plan Benefit (including rollovers) and which is payable for the

Page 11-1, Interim Amendment, Effective March 1, 1998 service before the Plan Year in which age 35 is attained, notice shall be provided within the two year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

               (iii) Notwithstanding the other requirements of this paragraph
     (e), the respective notices prescribed by this section need not be given to a Participant if his plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified preretirement survivor annuity and the Participant can not elect another form of benefit or designate a non-spouse Beneficiary. For purposes of this paragraph (e), a plan fully subsidizes the costs of a benefit if under the plan the failure to waive such benefit by a Participant would not result in a decrease in any Plan Benefit with respect to such Participant and would not result in increased contributions from the Participant.

          11.4 Other Benefit Options. Unless otherwise provided herein, if the annuity form of payment does not apply because of a valid waiver election, then a Participant's Plan Benefit shall be distributed as follows:

               (a) Small Amounts. If the Present Value of the Participant's Plan Benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Plan Benefit shall be distributed in the form of a single lump-sum without the requirement of the consent of the Participant or the Participant's Beneficiary and such benefit shall not be subject to the joint and survivor annuity, life annuity or preretirement survivor annuity provisions of Section 11.3.

               The Participant may elect in accordance with Section 16, a Direct Rollover of the lump-sum distribution via a Trustee-to-Trustee transfer to an eligible retirement plan pursuant to Section 401(a)(31) of the Code and the Regulations thereunder.

               (b) Life Annuity. The Participant may elect a straight life annuity, payable no less frequently than annually, with payment of the Participant's Accrued Benefit ending on the Participant's death.

               (c) Joint and Survivor Annuity. The Participant may elect a joint and survivor annuity providing a reduced monthly benefit payable for the life of the Participant with a 50 percent, 75 percent or 100 percent (as elected by the Participant) survivor annuity for the remaining life of the Beneficiary.

Page 11-5, Interim Amendment, Effective March 1, 1998 designated (when such consent is required) for a particular Plan Benefit, or if the distributions do not otherwise commence within 90 days of the date Participant or the Participant's Beneficiary, if applicable, is provided with the benefit election notice as may be required by this section, then the deferred time of payment shall be as soon as administratively feasible after the Participant attains the later of age 62 or his Normal Retirement Date.

          11.8 Payment of Normal and Delayed Retirement Benefit. The payment of a Participant's retirement benefit shall commence as soon as administratively feasible on the Participant's Normal Retirement Date in the case of a normal retirement, or as soon administratively feasible after the first day of the month after the actual retirement date, in the case of delayed retirement, and shall continue until the first day of the month in which the Participant dies; provided, however, the payment of a Participant's retirement benefit must begin not later than the date specified in Section 11.5. The form of distribution of the Participant's normal or delayed retirement benefit shall be as described in Sections 11.3 and 11.4.

          11.9 Termination Benefit. Subject to Section 6, a Participant's Termination Benefit shall be determined as follows:

               (a) Form of Payment of Termination Benefit.

                    (i) If the Present Value of the Participant's Termination Benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Trustee shall pay the Termination Benefit in a lump-sum.

                    (ii) If the Present Value of the Participant's Termination Benefit exceeds $5,000, the Participant may elect (in accordance with Section 11.2) to receive his Termination Benefit in one of the forms described in Section 11.4 as elected by the Participant.

               (b) Time of Payment of Termination Benefit.

                    (i) If the Present Value of the Participant's Termination Benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Trustee shall pay the Termination Benefit as soon as administratively feasible after the first day of the first month of the Plan Year following the Plan Year during which the Participant terminated employment.

                    (ii) If the Present Value of the Participant's Termination Benefit exceeds $5,000, the Participant may elect to commence his Termination Benefit as soon as administratively feasible after the Participant attains age 55.

Page 11-9, Interim Amendment, Effective March 1, 1998

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant or the Participant's designated Beneficiary at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant or the Participant's designated Beneficiary is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant requests that a distribution be made.

          11.10 Payment of Early Retirement Benefit. Subject to Sections 11.2 and 11.3, the Participant's early retirement benefit shall be paid as follows:

               (a) Form of Payment of Early Retirement Benefit.

                    (i) If the Present Value of a Participant's early retirement benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Trustee shall pay the early retirement benefit in a lump-sum.

                    (ii) If the Present Value of a Participant's early retirement benefit exceeds $5,000, the Participant may elect (in accordance with Section 11.2) to receive his early retirement benefit in one of the forms described in Section 11.4.

               (b) Time of Payment of Early Retirement Benefit.

                    (i) If the Present Value of the Participant's early retirement benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Trustee shall pay the early retirement benefit as soon as administratively feasible after the later of (a) the Participant's termination of employment, or (b) the date the Participant qualifies for an early retirement benefit.

                    (ii) If the Present Value of the Participant's early retirement benefit exceeds $5,000, the Participant may elect (in accordance with Section 11.2) to commence his early retirement benefit at the time specified in (i) above.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant or the Participant's designated Beneficiary at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant is provided with the benefit election notice, then the deferred time of

Page 11-10, Interim Amendment, Effective March 1, 1998 payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant requests that a distribution be made.

          11.11 Payment of Disability Benefit. The Participant's disability benefit shall be distributed as follows:

               (a) Form of Payment of Disability Benefit.

                    (i) If the Present Value of the Participant's Disability benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Trustee shall pay the Disability benefit in lump-sum.

                    (ii) If the Present Value of the Participant's disability benefit exceeds $5,000, the Participant may elect (in accordance with Section 11.2) to receive his disability benefit in one of the forms described in Section 11.4.

               (b) Time of Payment of Disability Benefit.

                    (i) If the Participant is receiving benefits from the Employer's long-term disability plan, payment of the Disability Benefit will commence when such benefits cease.

                    (ii) If the Participant is not receiving benefits from the Employer's long-term disability plan, payment of the Disability Benefit will commence immediately.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant requests that a distribution be made.

          11.12 Payment of Death Benefit. Subject to Sections 11.3 and 11.6, if the distribution of the Participant's Plan

Page 11-11, Interim Amendment, Effective March 1, 1998

Benefit has begun prior to his death, the Participant's death benefit shall be paid in accordance with the distribution method in effect at the time of death. If the distribution of the deceased Participant's Plan Benefit has not commenced prior to his death, the Participant's death benefit shall be distributed as follows:

               (a) Form of Payment of Death Benefit. The deceased Participant's death benefit shall be paid to the deceased Participant's designated Beneficiary as follows:

                    (i) If the Present Value of the death benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the benefit shall be paid in a lump-sum.

                    (ii) If the Present Value of the death benefit exceeds $5,000, the benefit shall be paid in one of the forms described in
          Section 11.4 elected by the deceased Participant's designated Beneficiary.

               (b) Time of Payment of Death Benefit.

                    (i) If the Present Value of the Participant's death benefit does not exceed $5,000 (and at the time of any prior distribution has not exceeded $5,000), the Trustee shall pay the death benefit as soon as administratively feasible after the first day of the first month of the Plan Year following the Plan Year in which the Participant died.

                    (ii) If the Present Value of the Participant's death benefit exceeds $5,000, the Participant's designated Beneficiary may elect (in accordance with Section 11.2) to commence his death benefit in accordance with (i) above.

                    (iii) Deferred Distribution. If distribution is not consented to by the Participant or, if applicable, by the Participant's designated Beneficiary, at the time designated above (when such consent is required), or if distributions do not otherwise commence within 90 days of the date the Participant or the Participant's designated Beneficiary is provided with the benefit election notice, then the deferred time of payment shall be as soon as administratively feasible after the first day of the first month of the Plan Year during which the Participant's designated Beneficiary requests that a distribution be made.

Page 11-12, Interim Amendment, Effective March 1, 1998 nonforfeitable. Forfeitures occurring prior to the date of plan termination shall not become fully vested as a result of a complete or partial termination of the Plan.

          17.5 Distribution of Trust. Upon permanent discontinuance of contributions under the Plan, the Plan and Trust shall not automatically terminate. Employer shall have the option of terminating the Plan and Trust or continuing the Plan in accordance with the provisions of this section. If Employer elects to continue the Plan and Trust, Trustee shall continue to hold the fully vested and Plan Benefits of the Participants for their benefit, and the Trust Agreement shall be administered as though the Plan were otherwise in full force and effect, to the extent not inconsistent with this section.

          17.6 Liquidation of Trust. If the Employer elects to terminate the Plan and Trust, the Employer shall direct Trustee to distribute the assets remaining in the Trust after payment of any expenses properly chargeable against the Trust to the Participants. If the present value of the Participant's Plan Benefit exceeds $5,000 and the Participant does not consent to an immediate distribution, Administrator may purchase and distribute from a commercial provider an annuity contract for such Participant with the present value of the Participant's Plan Benefit. If Employer maintains a successor qualified retirement plan, the present value of the Participant's Plan Benefit may be transferred to the successor plan. A distribution made after March 31, 1988 and prior to January 1, 1993, pursuant to Plan termination, must be part of a lump-sum distribution to the Participant of his Plan Benefit.

          17.7 Dissolution of Employer. In the event Employer shall be dissolved or liquidated and has elected not to terminate this Trust, Administrator shall retain all of its powers and duties granted herein and shall assume the authority to fill any vacancies occurring, to appoint successor Trustees in the event of resignation by Trustee and to amend the Plan and Trust in order to keep the Plan and Trust qualified under applicable law. If Employer is Administrator, Trustee shall assume all such responsibilities and authority. Administrator shall proceed to liquidate and distribute the Trust assets within an administratively feasible time, under guidelines established and published by the Internal Revenue Service.

          17.8 Allocation of Assets.

               (a) After notice by Administrator to the PBGC, if applicable, that the Plan is to be terminated and upon receipt by Administrator of a notice from the PBGC that the assets held under the Plan are sufficient to discharge when due all obligations of the Plan with respect to the basic benefits of the Participants, Administrator shall allocate the assets of the Plan in accordance with Section 4044 of ERISA for the purposes set forth below and in the order set

Page 17-3, Interim Amendment, Effective March 1, 1998

                                G. I. JOE's, INC.
                              RESTATED PENSION PLAN

                                AMENDMENT NO. ONE
                              TO 1994 RESTATED PLAN


          The G. I. Joe's, Inc. Restated Pension Plan is hereby amended to change the method of determining the value of a lump sum distribution in accordance with the applicable provisions of the Retirement Protection Act of 1994 as follows:

                                       I.

          The following pages of the Plan are deleted in their entirety:

                                2-1 and 2-2; and
the following pages, copies of which are attached hereto and by this reference incorporated herein, are substituted in lieu thereof:

                          Page 2-1, 2-2 and Exhibit B.

                                       II.

             This amendment shall be effective as of March 1, 1995.

                             DATED: April 14 , 1995.

EMPLOYER:

G. I. JOE's, INC.


By: /s/
    -------------------------------
    President

                                    Section 2

                                   DEFINITIONS


          When used herein, the following words shall have the following meanings, unless the context clearly indicates otherwise:

          2.1 "Act" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          2.2 "Accrued Benefit" shall mean the Participant's benefits derived from Employer Contributions determined under the accrual formula provided in this Plan, or if greater, the top-heavy minimum benefit described in Section 21. For purposes of determining a Participant's Accrued Benefit, a Participant will receive credit for a full Year of Participation in the manner specified in this section. If this is a restated Plan, a Participant's Accrued Benefit for Plan Years beginning before the effective date of Section 411 of the Code is the greater of the Accrued Benefit provided by the Plan, or the Accrued Benefit the participant would have had if the accrual formula provided under Section 6 had been in effect under this Plan.

          2.3 "Actuarial Assumptions" shall mean the Actuarial Assumptions specified in this section used in determining the present value of a Participant's Accrued Benefit. The following assumptions will be used:

               (a) Post-Retirement.

                   Interest: 8 percent

               (b) Preretirement.

                   Interest:    8 percent

               (c) Mortality.

                   GA83 - Male and Female

               (d) Applicable Mortality Table. The Mortality Table prescribed by the Secretary of the Treasury for purposes of determining Present Value under Section 417(e)(3) of the Code is set forth in Exhibit B hereto.

               (e) Special Interest Rate Rules. When determining the amount of a Participant's distribution or the Present Value of the Participant's Accrued Benefit, the special interest rates used to make an Actuarial Equivalent determination are either the applicable interest rates specified in (a) and (b) above or the "Applicable Interest Rate" described herein, whichever results in a greater

Page 2-1, Amendment No. One, Effective March 1, 1995 benefit. The "Applicable Interest Rate" is the annual rate of interest on 30-year Treasury Securities for the month before the date of distribution, or such other date as may be prescribed by regulations. This paragraph does not apply to the determination of the amount of a nondecreasing annuity payable for a period not less than the life of the Participant or, in the case of a qualified joint and survivor annuity, the joint lives of the Participant and the Participant's spouse.

                    The special interest rules above apply to distributions in Plan Years beginning after February 28, 1995.

          2.4 "Actuarial Equivalent or Equivalency" shall mean a benefit of equal value computed using the Actuarial Assumptions specified in this Section and which may be modified for Accrued Benefits which takes into account permitted disparity.

          In the event this section is amended, the Actuarial Equivalent of a Participant's Accrued Benefit on or after the date of change shall be determined as the greater of (1) the Actuarial Equivalent of the Accrued Benefit as of the date of change computed on the old basis, or (2) the Actuarial Equivalent of the total Accrued Benefit on the new basis.

          Regardless of the above, in the event the Plan is an amendment of an existing Plan, the Actuarial Equivalent of the Accrued Benefit shall not be less than the Actuarial Equivalent of the Accrued Benefit as of the date of this amendment, based on the Actuarial Equivalent provisions of the Plan prior to such date. Calculations under this paragraph shall be based on the Actuarial Assumptions specified in this section.

/ / /

/ / /

/ / /

/ / /

/ / /

/ / /

/ / /

/ / /

/ / /

Page 2-2, Amendment No. One, Effective March 1, 1995

                                    EXHIBIT B

                             TO THE G. I. JOE's, INC
                              RESTATED PENSION PLAN

                           APPLICABLE MORTALITY TABLE







                                    [Diagram]







The Mortality Table above is based on a fixed blend of 50 percent of the male mortality rates and 50 percent of the female mortality rates from the 83 GAM. The table shows, for each age, the number living based on a starting population of one million lives at age 5 (lx), and the annual rate of mortality (qx).

                                G. I. JOE's, INC.
                              RESTATED PENSION PLAN

                                AMENDMENT NO.TWO
                              TO 1994 RESTATED PLAN


          The G. I. Joe's, Inc. Restated Pension Plan is hereby amended at the request of the Internal Revenue Service as follows:

                                       I.

          Page 4-1 of the Plan is deleted in its entirety and a new page 4-1, a copy of which is attached hereto and by this reference incorporated herein, is substituted in lieu thereof.

                                       II.

             This amendment shall be effective as of March 1, 1993.

                          DATED: _______________, 1995.

EMPLOYER:

G. I. JOE's, INC.


By: __________________________
    President

                                    Section 4

                                   ELIGIBILITY


          4.1 Eligibility.

               (a) For Plan Years beginning before January 1, 1991, all Employees shall be eligible to participate upon satisfaction of the following requirements:

                    (i) Completion of one Year of Service. For eligibility purposes, a Year of Service shall be completed on the last day of the eligibility 12-month computational period (irrespective of the date in such period when the Employee completes 1,000 Hours of Service);

                    (ii) Attainment of age 21.

               (b) Effective March 1, 1993, all Employees shall be eligible to participate upon completion of one Year of Service and attainment of age 21.

               In general, an Employee hired before December 1, 1989 who has completed 1,000 Hours of Service since hire will remain eligible to participate in the Plan.

               (c) An Employee who has satisfied the eligibility requirements shall be come a Participant on the first day of the month following the month in which the eligibility requirements are satisfied.

          4.2 Continued Participation. Temporary layoffs and leaves of absence granted by Employer shall not be deemed to be a termination of employment. Any Participant who fails to return to active employment at or before the expiration of his leave of absence shall be deemed to have terminated his employment as of the date of expiration of his leave of absence, except that should he fail to return because of death or Disability, his service shall be deemed to have continued until the date of his death or the termination of his employment for Disability. Employer, in granting leaves of absence, shall follow uniform rules which shall be consistently applied so that all Participants similarly situated shall be treated alike.

Page 4-1 - Amendment No. Two, Effective March 1, 1993